As filed with the Securities and Exchange Commission on April 25, 2024

1940 Act File No. 811-23960

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No.__	☐

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

1-800-304-3863

(Registrant’s Telephone Number)

Sandhya Ganapathy, Esq.

Privacore PCAAM Alternative Growth Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Privacore PCAAM Alternative Growth Fund

Class S Shares

Class D Shares

Class I Shares

[ ], 2024

Privacore PCAAM Alternative Growth Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated April 23, 2024 (the “Declaration of Trust”). Privacore Capital Advisors, LLC serves as the investment adviser (the “Adviser”) of the Fund. Partners Capital Investment Group, LLP serves as the sub-adviser (the “Sub-Adviser”) to the Fund (the Sub-Adviser, together with the Adviser, the “Advisers”). The Adviser intends to register and the Sub-Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment objectives are to seek to achieve capital appreciation over the medium to long-term and offer a consolidated, diversified investment solution to investors seeking to allocate a portion of their portfolios to private markets investments aimed at achieving capital appreciation. The Fund’s investments are expected to include (i) primary investments in closed-end private funds (“Portfolio Funds” or “primaries”) managed by third-party managers (“Portfolio Fund Managers”); (ii) secondary purchases of interests in Portfolio Funds; (iii) investments in the equity and/or debt of operating companies, projects or properties, typically through co-investing alongside, and generally indirectly through investment vehicles managed by Portfolio Fund Managers. Together, these investment structures or vehicles are broadly referred to as “Private Market Assets.” The Fund seeks to achieve its investment objectives by investing and/or making capital commitments of at least 80% of its assets (plus any borrowings for investment purposes) in Private Market Assets that provide the opportunity for capital growth, with an expected bias toward private equity investments.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (See “GENERAL RISKS,” “BUSINESS AND STRUCTURE RELATED RISKS,” “MANAGEMENT RELATED RISKS,” “INVESTMENT RELATED RISKS,” “SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS,” “RISKS SPECIFIC TO SECONDARY INVESTMENT FUNDS” and “LIMITS OF RISKS DISCLOSURE” beginning on page 17).

The Fund is offering shares of beneficial interest in the Fund (“Shares”) pursuant to this confidential private placement memorandum (“Memorandum”) in a private placement of its securities exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). This Memorandum applies to the offering of three separate classes of Shares in the Fund, designated as Class S Shares, Class D Shares and Class I Shares. The Fund intends to apply to the SEC for an exemptive order that would permit the Fund to offer more than one class of Shares. Class S Shares and Class D Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. The Fund’s Shares will generally be offered on the first business day (which is any day the New York Stock Exchange is open for business (a “Business Day”)) of each month, at the net asset value per Share on that day, except that Shares may be offered less frequently as determined by the Board in its sole discretion. No person who is admitted as a shareholder of the Fund (each a “Shareholder” and collectively, the “Shareholders”) will have the right to require the Fund to redeem its Shares. This Memorandum is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “ELIGIBLE INVESTORS.”

[ ] (the “Placement Agent”) acts as the placement agent of the Fund’s Shares on a best-efforts basis. The Placement Agent is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The Shares will generally be offered for purchase on the first Business Day of each month, in each case subject to any applicable sales charges or placement fee and other fees, as described herein. The Shares will be issued at net asset value per Share. The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, pursuant to written tenders by Shareholders. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund (see “REPURCHASES OF SHARES” beginning on page 59 and “GENERAL RISKS - Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares” beginning on page 17).

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Declaration of Trust.

Shares are speculative and illiquid securities involving substantial risk of loss.

•	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop.
•	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.
•	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option, nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.
•	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

There are risks associated with the Fund’s distribution sources.

•	The amount of distributions that the Fund may pay, if any, is uncertain.
•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

No Prior History. The Fund has no operating history and the shares have no history of public trading.

This Memorandum concisely provides information that you should know about the Fund before investing. You are advised to read this Memorandum carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [ ], has been filed with the U.S. Securities Exchange Commission (“SEC”). You can request a copy of the SAI, annual and semi-annual reports, other information of the Fund, and make shareholder inquiries without charge by writing to the Fund, c/o [ ] at [ ], by calling the Fund toll-free at [ ], or by accessing the Adviser’s website at [ ]. The SAI is incorporated by reference into this Memorandum in its entirety. You can obtain the SAI, material incorporated by reference and other information about the Fund, on the SEC’s website (sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

The Fund’s Shares have not been registered with the SEC under the Securities Act, and are being offered and sold solely in private placement transactions in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Memorandum and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.

THE FUND’S PRINCIPAL UNDERWRITER IS [ ].

The date of this Memorandum is [ ], 2024

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FUND SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Memorandum, the SAI, and the Declaration of Trust.

The Fund and the Shares

Privacore PCAAM Alternative Growth Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on March 26, 2024. Privacore Capital Advisors, LLC (the “Adviser” or “Privacore”) serves as the investment adviser of the Fund. Partners Capital Investment Group, LLP serves as the sub-adviser (the “Sub-Adviser” together with the Adviser, the “Advisers”) to the Fund.

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, at per-class net asset value (“NAV”), pursuant to written tenders by Shareholders. The Fund intends to offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer. See “Repurchases of Shares” below. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund expects to offer three separate classes of shares of beneficial interest (“Shares”) designated as Class S Shares, Class D Shares and Class I Shares. Each class of Shares will be subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund intends to apply for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code, which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other RICs; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other RICs) of any one issuer; (ii) the securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

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Investment Objectives and Strategies

The Fund’s investment objectives are to seek to achieve capital appreciation over the medium and long-term and offer a consolidated, diversified investment solution to investors seeking to allocate a portion of their portfolios to private markets investments aimed at achieving capital appreciation.

The Fund’s investments (the “Fund Investments”) are expected to include (i) primary investments in closed-end private funds (“Portfolio Funds” or “primaries”) managed by third-party managers (“Portfolio Fund Managers”); (ii) secondary purchases of interests in Portfolio Funds (“Secondary Investment Funds” or “secondaries”); and (iii) investments in the equity and/or debt of operating companies, projects or properties, typically through co-investing alongside, and generally indirectly through investment vehicles managed by, Portfolio Fund Managers (“Co-Investments” or “direct investments”). Together, these investment structures or vehicles are broadly referred to as “Private Market Assets.”

The Fund seeks to achieve its investment objectives by investing and/or making capital commitments of at least 80% of its assets (plus any borrowings for investment purposes) in Private Market Assets that provide the opportunity for capital growth, with an expected bias toward private equity investments.

The Fund invests across growth asset classes within private markets including, without limitation, private equity investments, real assets investments, and private debt investments.

The primary components of the Fund’s investment strategies include: (i) allocating the assets of the Fund among the target growth asset classes of private equity, real assets, private debt, and other private markets investments; (ii) deploying across a range of investment structures including Portfolio Funds, Co-Investments and Secondary Investment Funds; (iii) managing liquidity for the purposes of aiming to achieve investment objectives, support capital efficiency, and meet any necessary liquidity needs, including unfunded commitments, and Fund distributions and outflows; and (iv) managing risk through ongoing monitoring of the Fund’s portfolio and active portfolio management.

The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Sub-Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

The Fund may make investments through wholly-owned subsidiaries. Such subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any subsidiaries.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Sub-Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board” or “Trustees”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify Shareholders of any changes to its investment objectives or any of its investment policies, restrictions or strategies. There can be no assurance that the investment objectives of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. See “INVESTMENT OBJECTIVES AND STRATEGIES.”

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Risk Factors	An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “GENERAL RISKS,” “BUSINESS AND STRUCTURE RELATED RISKS,” “MANAGEMENT RELATED RISKS,” “INVESTMENT RELATED RISKS,” “SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS,” “RISKS SPECIFIC TO SECONDARY INVESTMENT FUNDS” and “LIMITS OF RISKS DISCLOSURE.”
Management	The Fund’s Board has overall responsibility for the management and supervision of the business operations of the Fund. See “MANAGEMENT OF THE FUND - The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Advisers.
The Adviser	Privacore Capital Advisors, LLC, serves as the Fund’s investment adviser. The Adviser is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. Its principal place of business is located at 1411 Broadway, New York, NY 10018. The Adviser intends to register as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
The Sub-Adviser	Partners Capital Investment Group, LLP serves as investment sub-adviser of the Fund. The Sub-Adviser is responsible for the daily investment and portfolio management activities for the Fund. Its principal place of business is located at 600 Atlantic Avenue, 30th Floor, Boston MA 02210. The Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act. As of [________], 2024, it had approximately $[__] in assets under management.
Fund Administration	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.
Fees and Expenses

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $[ ]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the date of the Fund’s commencement of investment operations and are not expected to exceed $[ ]. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays the Adviser a management fee (the “Investment Management Fee”) at an annual rate of [_.__]%, payable [monthly]. The Investment Management Fee is paid out of the Fund’s assets. The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See “INVESTMENT MANAGEMENT FEE.”

Sub-Advisory Fee. The sub-advisory agreement (the “Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser and Fund provides that the Adviser pays the Sub-Adviser a sub-advisory fee equal to [____________].

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Fund pays the Administrator tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore, decrease the net profits or increase the net losses of the Fund. The Fund also

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reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency and custodian services. See “ADMINISTRATION.”

The Fund intends to apply for exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class S Shares and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to [0.85]% on an annualized basis of the aggregate net assets of the Fund attributable to Class S Shares and up to [0.25]% on an annualized basis of the aggregate net assets of the Fund attributable to Class D Shares (the “Distribution and Servicing Fee”) to the Fund’s Placement Agent or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and decrease the net profits or increase the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing Fee. Class S Shares and Class D Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. Class S Shares and Class D Shares will not pay a Distribution and Servicing Fee until the Fund has received the requested exemptive relief from the SEC. There is no assurance that the Fund will be granted the exemptive order. See “DISTRIBUTION AND SERVICE PLAN.”

The Adviser intends to enter into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser will agree to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding Specified Expenses (defined in “FUND EXPENSES”)) do not exceed [1.60]%, [1.00]% and [0.75]% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have an initial term of one year, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Adviser. See “FUND EXPENSES.”

Investor Qualifications

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below)) will be required to qualify as Eligible Investors Shares are being offered pursuant to Rule 506(b) of Regulation D under the Securities Act.

Prospective investors that are non-U.S. persons for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to the Fund, c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212. See “CERTAIN TAX CONSIDERATIONS - Taxation of Non-U.S. Shareholders.”

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To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.
The Offering

The minimum initial investment in the Fund for Class S Shares and Class D Shares is $[25,000], and the minimum initial investment for Class I Shares is $[1,000,000], except for additional purchases pursuant to the DRIP (as defined below). However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $[10,000] and incremental contributions are not less than $[5,000].

The Shares are offered on a private placement basis. Shares will generally be offered for purchase as of the first Business Day (which is any day the New York Stock Exchange is open for business) of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Investments in Class S Shares and Class D Shares of the Fund are sold subject to a sales charge or placement fee of up to [3.50]% and [1.50%] of the investment, respectively. For some investors, the sales charge may be waived or reduced. The full amount of sales charge may be reallowed to brokers or dealers participating in the offering. Your Financial Intermediary (defined below) may impose additional charges when you purchase shares of the Fund.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

Distributions	As required in connection with the Fund’s intention to qualify as a RIC under Subchapter M of the Code, distributions will be paid at least annually in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Distributions cannot be assured, and the amount of each distribution is likely to vary. The Fund is not a suitable investment for any investor who requires regular dividend income. See “CERTAIN TAX CONSIDERATIONS.”
Dividend Reinvestment Plan	The Fund intends to adopt an “opt out” dividend reinvestment plan (the “DRIP”). Investors that wish to participate in the DRIP will not be required to take any action. A participating investor’s distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s subscription agreement or by notifying the Administrator in writing at Privacore PCAAM Alternative Growth Fund, c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution, or the Shareholder will receive such distribution in Shares through the DRIP.
Repurchases of Shares

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

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The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conducts repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on [date approximately 10 months from launch] (or such earlier or later date as the Board may determine) and thereafter on or about each [December 31, March 31, June 30 and September 30].

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “REPURCHASES OF SHARES” and “REPURCHASE PROCEDURES.”

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[10,000] worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A [2.00]% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Shares acquired through the Fund’s DRIP are not subject to an early repurchase fee. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “REPURCHASES OF SHARES” and “REPURCHASE PROCEDURES.”

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF SHARES.”

Taxes	The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes and to maintain RIC status each year. As a RIC, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all, or virtually all, of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize dividends and capital gains and therefore distributions paid to the Shareholders that are
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attributable to such income will, in large part, be taxable to the Shareholders who are individuals at the reduced rates of U.S. federal income tax that are applicable for “qualified dividends” and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund. see “Tax Reports” below and “CERTAIN TAX CONSIDERATIONS.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV setting forth the amounts includible in such Shareholders’ taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.
Reports to Shareholders	Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “REPORTS TO SHAREHOLDERS.”
Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on [March 31]. The Fund’s taxable year is the 12-month period ending on [September 30].
Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.
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SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear indirectly.

	Class S Shares	Class D Shares	Class I Shares
SHAREHOLDER FEES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)(1)	[3.50%]	[1.50%]	[None]
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	[2.00%]	[2.00%]	[2.00%]
ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)
Investment Management Fee(3)	[ ]	[ ]	[ ]
Distribution and Servicing Fees(4)	[0.85%]	[0.25%]	[0.00%]
Other Expenses(5)	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses(6)	[ ]	[ ]	[ ]
Total Annual Expenses	[ ]	[ ]	[ ]
Fee Waivers and/or Expense Reimbursements(7)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses (after Fee Waivers and/or Expense Reimbursements)	[ ]	[ ]	[ ]

(1)	Investors in Class S Shares and Class D Shares may be charged a placement fee or sales charge of up to [3.50]% and [1.50]% of the subscription amount, respectively.
(2)	A [2.00]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Class S, Class D or Class I Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. See “REPURCHASES OF SHARES.”
(3)	The Investment Management Fee is equal to [ ]% on an annualized basis of the Fund’s average net assets during such period. The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See “INVESTMENT MANAGEMENT FEE” for additional information.
(4)	The Fund intends to apply for exemptive relief from the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan for Class S Shares and Class D Shares. If approved, the Fund may charge a distribution and/or servicing fee up to a maximum of [0.85]% per year on Class S Shares and a maximum of [0.25]% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each such class. The Fund may use these fees, in respect of the relevant class, to compensate financial intermediaries or financial institutions (collectively with their respective agents, “Financial Intermediaries”) for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class S Shares and Class D Shares of the Fund. See “DISTRIBUTION AND SERVICE PLAN.”
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(5)	Other expenses are estimated for the Fund’s current fiscal year.
(6)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds, Secondary Investment Funds and Co-Investments. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from [ ]% to [ ]% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically [ ]% to [ ]% of a Portfolio Fund’s net realized profits, typically subject to achieving a preferred return of [ ]%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. [Historically, a substantial majority of the Co-investments made by the Sub-Adviser and its affiliates on behalf of their clients have been made without any “acquired fees” (i.e., free of the management fees and performance/incentive fees or allocations that are typically charged by Portfolio Fund Managers).] The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. “Acquired Fund Fees and Expenses” are estimated for the Fund’s current fiscal year.
(7)	The Adviser intends to enter into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser will agree to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding Specified Expenses (defined in “FUND EXPENSES”)) do not exceed [1.60]%, [1.00]% and [0.75]% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have an initial term of one year, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Adviser.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “CUSTODIAN,” “FUND EXPENSES,” “REPURCHASES OF SHARES” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE

Class S Shares

You Would Pay the Following Expenses Based on the Imposition of the [3.50]% Sales Charge or Placement Fee, a [0.85]% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]

Class D Shares

You Would Pay the Following Expenses Based on the Imposition of the [1.50]% Sales Charge or Placement Fee, a [0.25]% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]
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Class I Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]

The examples are based on the annual fees and expenses set out in the tables above and should not be considered a representation of future expenses. [The examples above exclude the [2.00]% Early Repurchase Fee which would apply if your Shares are repurchased within one year of their purchase.] Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the custodian prior to the closing of the applicable offering. See “PURCHASING SHARES - Purchase Terms.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private markets transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Sub-Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for the Portfolio Fund Managers to invest the amounts committed by the Fund.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities, money market securities, cash and/or cash equivalents, pending investment pursuant to the Fund’s investment objectives and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

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INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

The Fund’s investment objectives are to seek to achieve capital appreciation over the medium and long-term and offer a consolidated, diversified investment solution to investors seeking to allocate a portion of their portfolios to private markets investments aimed at achieving capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s investments (the “Fund Investments”) are expected to include (i) primary investments in closed-end private funds (“Portfolio Funds” or “primaries”) managed by third-party managers (“Portfolio Fund Managers”); (ii) secondary purchases of interests in Portfolio Funds (“Secondary Investment Funds” or “secondaries”); and (iii) investments in the equity and/or debt of operating companies, projects or properties, typically through co-investing alongside, and generally indirectly through investment vehicles managed by, Portfolio Fund Managers (“Co-Investments” or “direct investments”). Together, these investment structures or vehicles are broadly referred to as “Private Market Assets.”

The Fund seeks to achieve its investment objectives by investing and/or making capital commitments of at least 80% of its assets (plus any borrowings for investment purposes) in Private Market Assets that provide the opportunity for capital growth, with an expected bias toward private equity investments. The Fund invests across growth asset classes including, without limitation, private equity investments, real assets investments, and private debt investments.

Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Fund’s outstanding Shares upon not less than sixty (60) days’ written notice to Shareholders. The Fund will notify Shareholders of any changes to its investment objectives or any of its investment policies, restrictions, strategies or techniques.

Types of Investment Structures

Investment Structures	General Description
Portfolio Funds	Portfolio Funds, or “primaries,” refer to investments in newly established private market Portfolio Funds which have not yet begun operation. Primary investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the Portfolio Fund and utilized to finance its investments in portfolio companies during a predefined period. Private equity and real asset Portfolio Funds typically range in duration from ten to twelve years, including extensions, while private debt Portfolio Funds typically range in duration from eight to ten years. Underlying investments in Portfolio Funds generally have a three to six year range of duration with potentially shorter periods for private debt or longer for infrastructure investments. Portfolio Funds are generally closed-end funds and only accept new investments during a finite period. Accordingly, many funds managed by top-tier private market firms will be unavailable for a primary investment at any given time. Because of the limited timeframe of opportunity for investment in any given fund, having a well-established relationship with a Portfolio Fund Manager is critically important for primary investors.
Secondary Investment Funds	Secondary Investment Funds, or “secondaries,” typically refer to investments in existing private market funds through the acquisition of an existing interest in a private markets fund by one investor from another in a negotiated transaction. In so doing, the buyer will agree to take on future funding obligations in exchange for future returns and distributions. Secondaries include the growing general partner-led secondary market, and may also include newly established private markets funds that are fully funded at the time of the Fund’s acquisition. Secondary Investment Funds may be acquired at a discount to the Portfolio Fund’s NAV. As a result, Secondary Investment Funds acquired at a discount may result in unrealized gains at the time the Fund next calculates its NAV. Because Secondary Investment Funds are generally made when a Portfolio Fund is three to seven years into its investment period and has deployed a significant portion of its capital into portfolio
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companies, these investments are viewed as more mature. The market for purchasing Secondary Investment Funds on the secondary market may be very limited and competitive, and the strategies and Secondary Investment Funds to which the Fund wishes to allocate capital may not be available for secondary investment at any given time. Purchases of Secondary Investment Funds on the secondary market may be heavily negotiated and may create additional transaction costs for the Fund.

Co-Investments	Co-Investments involve the Fund acquiring an interest in an operating company, project or property generally alongside an investment by a Portfolio Fund Manager that leads the transaction, either directly or indirectly in a special purpose vehicle established by the relevant Portfolio Fund Manager leading the relevant transaction. Co-Investments are generally structured such that the lead and co-investors collectively hold a controlling interest of the operating company, project or property. Co-Investments can include investments in a stream of cash flows such as receivables. Capital committed to a Co-Investment is typically invested immediately, mitigating J-Curve and creating a more predictable cash flow dynamic, but may also involve a commitment to fund additional capital under certain circumstances.

Target Asset Classes Overview

Asset Class	General Description
Private Equity	Private equity is a common term for investments in non-public companies typically made through bespoke, privately negotiated transactions, and may be structured using common equity, preferred equity, subordinated debt, warrants, or other instruments. The Sub-Adviser may invest across all of the below defined Private Equity sub-asset classes and expects in aggregate for these to make up the majority of the Fund’s assets, under normal market conditions.
Buyout	Buyout are controlling interest investments in established, cash flow positive companies across a range of market capitalizations (lower-middle middle, or large). The use of debt financing is prevalent in buyout transactions, particularly in the large-cap segment.
Venture Capital	Venture capital are investments in new and emerging companies that are typically not yet cash flow positive and may require further financing before the company can be sold privately or taken public. Such companies are often in technology, healthcare, and other high growth industries. Venture capital investors often invest in partnership with other investors, and may finance companies along the full path of development and are usually classified as seed-stage, early-stage, and late stage.
Growth Equity	Growth equity are minority equity investments in companies that require additional capital to accelerate commercialization of product and expand their businesses but are more mature than the recipients of traditional venture capital. Many such companies are often beyond basic technology or business plan risk.
Real Assets	Real assets are often characterized by an expected insulation of the underlying asset’s appreciation against the effects of inflation as well as a current yield component. The Sub-Adviser does not expect Real Assets to be a core allocation for the Fund. However, the Fund will invest in Real Assets where the Sub-Adviser determines that the return profile is similar to that of its core asset classes in private equity buyout and venture capital. Real assets investments include infrastructure, agriculture and other natural resources, and private real estate investments.
Infrastructure	Infrastructure investments may include regulated assets (such as electricity generation, transmission and distribution facilities, gas transportation and distribution systems, water distribution, and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports, railway lines, intermodal facilities), renewable power generation (wind, solar, and hydro power), and communication assets (including broadcast and wireless towers, fiber, data centers, distributed network systems, and satellite networks).
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Agriculture and Other Natural Resources	Agriculture investments may include forestry investments, including tree farms, and managed natural forests. Other natural resources opportunities may include industries such as steel and iron ore production, base metal production, paper products, chemicals, building materials, coal, alternative energy sources, environmental services, industrial and precious metals.
Private Real Estate	Private real estate is a common term for unregistered real estate investments made through privately negotiated transactions, typically in the form of equity in the underlying property but in some cases debt/mortgages. Private real estate will generally include multifamily, retail, office, hospitality, data centers, senior living, and industrial assets. The Sub-Adviser does not expect real estate to be a core allocation for the Fund. However, to the extent the Fund invests in real estate, it will seek to invest in value-add or opportunistic strategies. These strategies typically engage in more active asset management and often employ more leverage. Such investments can include properties that require repositioning, recapitalization, or ground-up development, in both primary and secondary markets, and in all property types and geographies. Properties are considered value-add when they would benefit from repositioning or moderate renovations and opportunistic when they require major renovations or ground-up development. Due to the capital expenditures required under this strategy, the underlying properties may not have meaningful current yield. Ultimately, the returns may be 100% dependent on the appreciation of the asset due to the repositioning/renovations undertaken by the Portfolio Fund Manager and resulting expected cash flows for the properties into the future.
Private Debt	Private debt is a common term for loans made directly or indirectly to performing businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, and can take the form of first and second lien secured loans, unitranche debt, unsecured debt, and structurally subordinated instruments. From time to time these investments might include equity features such as warrants, options, common stock or preferred stock. The Sub-Adviser does not expect private debt to be a core allocation for the Fund but the Fund has the ability to invest in private debt across all instrument types and asset classes. This includes the potential for the Fund to invest in distressed debt (non-control and distressed for control), turnarounds, and non-performing loans which may be classified as special situations. The Fund will invest in private debt where the Sub-Adviser determines that the return profile is similar to that of its core asset classes in Private Equity buyout and venture capital.

Investment Strategies

The primary components of the Sub-Adviser’s investment strategy include:

(i) allocating the assets of the Fund among the target growth asset classes of private equity, real assets, private debt, and other private markets investments. Within private equity, the Sub-Adviser will dynamically allocate across various financing stages, industries, and geographies, taking into account the market environment and relative attractiveness of various opportunities,

(ii) deploying across a range of investment structures including Portfolio Funds, Co-Investments, and Secondary Investment Funds . The Sub-Adviser may invest a substantial portion of assets in Co-Investments and Secondary Investment Funds, particularly in the early years of the Fund, which intends to alleviate the impact of the tendency for Portfolio Funds to experience negative returns and cash flows in the early years of the fund life (due to the fund’s investment-related expenses and fees) before experiencing positive returns and cash flows in the later years of the fund life, the whole of which is often referred to as a “J-Curve.”

(iii) managing liquidity for the purposes of aiming to achieve investment objectives, support capital efficiency, and meet any necessary liquidity needs, including from unfunded commitments as well as Fund distributions and outflows. The management of liquidity includes the maintenance of appropriate levels of liquid assets (investing in securities and vehicles that are intended to provide an investment return while offering better liquidity than Private Market Assets) as well as the management of an appropriate commitment and investment strategy to investments with multiple year holding periods.

(iv) managing the corresponding risks of Private Markets Assets through ongoing monitoring of the Fund’s portfolio and active portfolio management including diversifying portfolio exposures by vintage year, industry, and geography, modeling of cash flows, and seeking to establish credit lines to provide liquidity to satisfy tender requests, consistent with the limitations and requirements of the Investment Company Act.

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Geographic Regions

Private Market Assets may be domiciled in the United States or outside the United States, though the Fund will principally invest in U.S.-domiciled investments. The Sub-Adviser intends for the Fund to have limited exposure to emerging market countries.

Investment Selection

To achieve its goals, the Sub-Adviser will seek to identify sectors of the private market (i) that exhibit pricing inefficiencies, often due to lower levels of competition, and (ii) where private equity managers can add value through operational improvements. Typically, this results in a focus on middle-market opportunities, and private equity managers with expertise in acquiring assets with elements of complexity or a specialization in a specific industry sector.

The Sub-Adviser seeks to invest the Fund’s capital allocated to each segment in the highest quality investments available. The Sub-Adviser evaluates each investment opportunity through a rigorous and proprietary due diligence process, developed and refined over two decades investing in private markets assets. As available investment opportunities are analyzed, the Sub-Adviser’s investment professionals will additionally seek to evaluate them in relation to historical benchmarks and peer analysis, current information from the Sub-Adviser’s private market investments, and against each other.

General Due Diligence

The Sub-Adviser and its investment personnel use their networks and a range of other proprietary resources to source, identify and conduct due diligence on Private Market Assets.

The Sub-Adviser seeks to identify areas of focus where it believes outperformance can be generated over multiple years through asset improvement and manager selection. Areas of focus may be related to a geographic, market capitalization, sector opportunity, and are generally characterized by inefficiencies related to the supply and demand for capital invested into the opportunity set, prevailing valuation metrics, projected growth rates, availability and cost of leverage, potential regulatory conditions, and/or industry or structural demographic trends.

For each area of focus, a screen is undertaken to identify potential ways to capitalize on the opportunity, including across primary, secondary, and co-investments. In addition, new opportunities may come inbound to the team and may be assessed in a future screen or on a standalone basis based on its relative fit for the Sub-Adviser’s investment vehicles. All new investment opportunities in Co-Investments, Secondary Investment Funds, and Portfolio Funds are directed to the Sub-Adviser’s dedicated teams for those strategies to conduct initial review and screening. All investment opportunities are logged in the Sub-Adviser’s proprietary system, which enables cross-comparison across a large database of current and historical investment opportunities. Over the past ten years (2014-2023), over 5,000 investment opportunities have been logged in the system. A short list is typically identified from a larger screen, and from this, the appropriate Sub-Adviser team undertakes a deeper due diligence process on the opportunity.

New investment opportunities are generally discussed as they arise and in pipeline meetings which are generally held fortnightly. For all potential investment opportunities which undergo full formal due diligence, a senior deal lead is identified, often with the support of 2-3 additional members of the relevant Private Markets team. Cross-team collaboration between our specialist asset class professionals is a key feature of the sourcing and due diligence process for most investment opportunities. For example, the Co-Investment and Secondaries process may involve members of the Portfolio Funds team who have underwritten or have knowledge of the relevant Portfolio Fund Manager (sponsor) or who have particular industry or other experience that supports fundamental due diligence.

Recommendations are made based on an assessment of the key merits and risks of a deal, including an assessment of the target returns, sources and uses of investment capital, relevant industry trends and the attractiveness of the opportunity relative to the current market environment, and commercial terms. In the case of Portfolio Funds, an in-depth assessment is made on the Portfolio Fund Manager’s team, background, strategy, and historical track record and attribution analysis. For Co-Investments and Secondaries transactions, emphasis is placed on the team’s overall view of the Portfolio Fund Manager, and whether or not the deal under consideration is an expression of the Portfolio Fund Manager’s core competency. Secondaries underwriting will seek to leverage underwriting tools from the Portfolio Funds and, where appropriate, the Co-Investment team, in conjunction with a proprietary analysis of pricing. The Secondaries underwriting process will also involve an evaluation of the ability of the Portfolio Fund Manager to invest any remaining capital commitment at appropriate risk-adjusted returns.

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During this diligence process for all Private Market Assets, the Sub-Adviser typically conducts several interviews with senior investment and operations personnel of Portfolio Fund Managers. In addition, it reviews offering documents, financial statements, and regulatory filings. In particular, the Sub-Adviser expects to regularly communicate with a Portfolio Fund’s Portfolio Fund Managers and other personnel about the Private Market Assets in which the Portfolio Fund has invested or may invest, or about particular investment strategies, risk management and general market trends. The Sub-Adviser may also perform background and reference checks on a Portfolio Fund Manager’s personnel. There can be no assurance that the Fund’s investment program will be successful, that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund.

Operational Due Diligence

In addition to the above, detailed operational due diligence is undertaken to ensure that the manager has robust operational processes, controls and a strong risk culture across areas of operations and compliance, including legal, finance, and technology. This operational due diligence process is independent and has veto rights over any investment, regardless of the investment characteristics.

Decision/Monitoring

Final due diligence is presented at the Sub-Adviser’s Investment Committee, with a clear recommendation on the preferred investment. Once an investment is approved, the Sub-Adviser monitors the risks and performance through a routine schedule of meetings. Investments are reviewed at least quarterly for changes which could impact the likelihood of future outperformance. This includes changes to the applicable Portfolio Fund Manager’s team, assets under management (“AUM”), opportunity set, competitive landscape, strategy, and exposures. The Sub-Adviser seeks to engage in deep discussion and shared analysis to understand and address any issues.

Portfolio Allocation

The Sub-Adviser seeks to maximize risk-adjusted returns to Shareholders in its allocation of the Fund while maintaining sufficient liquidity for the quarterly share repurchase program. The Sub-Adviser will dynamically allocate the portfolio among private markets asset classes, strategies, sectors, geographies, and investment types in an effort to achieve these two goals.

The Sub-Adviser takes into account both contextual factors to direct incremental capital to specific areas of the market, as well as attributes specific to each investment and their relative contribution to risk and strategy, market, sector, and geographic exposure. The combined effort seeks to create a Fund whose potential results do not overly depend on a specific investment, sector, geography, market or macroeconomic environment. In addition, the Sub-Adviser will seek to, where possible, deploy capital across vintage years in order to improve risk-adjusted return. The Sub-Adviser may invest in Secondary Investment Funds to achieve such vintage year diversification.

At a broad level, the Sub-Adviser takes into account macroeconomic conditions, current and anticipated industry trends, secular changes, and supply of suitable investments – and their anticipated impact on private markets in order to define the general ranges of allocations across investment types, strategies, markets, sectors, and geographies. The Sub-Adviser may be toward an upper boundary of an allocation range due to a particularly attractive opportunity relative its perceived risks, or close to the lower boundary of an allocation due to the presence of perceived downside risk. The Sub-Adviser may also shift its asset allocation in anticipation of future opportunities or liquidity needs. Finally, the Sub-Adviser may shift its asset allocation based on the quality of the investment opportunities that are available within a given category. In other words, the Sub-Adviser will not make investments for the sake of meeting a target asset allocation, but instead maintains its standard of diligence and requisite attributes.

Allocations to individual investments are determined by portfolio managers and seek to reflect the underlying risk and risk contribution of that investment. Investments are sized relative to their potential portfolio-level impact from a capital impairment perspective. Key to this assessment, in the case of a Portfolio Fund or Secondary Investment Fund is the number of portfolio companies in the investment. Investments are generally sized such that exposure to a single portfolio company is no larger than 5% in the context of the Fund, exposure to a Portfolio Fund or Secondary Investment Fund is no larger than 20%, and exposure to a single Portfolio Fund Manager is no more than 30%. There may be cases, particularly in the first year from the Fund’s operation, where the Fund temporarily exceeds these limits. The Sub-Adviser may invest the Fund’s capital in Private Market Assets that engage in investment strategies other than those described in this Memorandum and may sell the Fund’s portfolio holdings at any time.

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The projected long-term asset allocation targets shown below reflect the Sub-Adviser’s current assessment of the appropriate mix of asset classes and investment types. Over time, these targets may change. Over shorter periods, the portfolio composition may reflect the allocation of capital more opportunistically in accordance with the Fund’s investment objectives. The Sub-Adviser currently expects that the Fund’s asset allocation will tilt more heavily toward Secondary Investment Funds and Co-Investments in the near term.

Asset Allocation
Investment Type	Range
Secondary Investment Funds	30-60%
Co-Investments	40-70%
Portfolio Funds	0-20%
Asset Class	Range
Private Equity	70-100%
Real Assets	0-15%
Private Debt	0-15%
Geographic Region	Range
North America	70-80%
Europe	5-15%
Rest of World	0-15%

There can be no assurance that all investment types will be available, will be consistent with the Fund’s investment objectives, will satisfy the Sub-Adviser’s due diligence considerations or will be selected for the Fund.

While the Fund intends to actively pursue Co-Investments and secondaries, the Fund’s allocations to Portfolio Funds may be made in the form of capital commitments which are called down by a Portfolio Fund over time. Thus, in general, the Fund’s private markets allocation will consist of both funded and unfunded commitments. Only the funded private market commitments are reflected in the Fund’s NAV. Over time, the allocation ranges and commitment strategy may be adjusted based on the Sub-Adviser’s analysis of the private markets, the Fund’s existing portfolio at the relevant time, and other pertinent factors.

Portfolio and Liquidity Management

The Sub-Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

•	Diversifying investments across funds, Portfolio Fund Managers, investment types and strategies, geographies, industries, sectors, capital structures, vintage years, and maturity dates; and
•	Actively managing cash and committed borrowing facilities.

The Sub-Adviser intends to manage the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level. Accordingly, the Sub-Adviser may make investments based, in part, on anticipated future distributions from Fund Investments. The Sub-Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Sub-Adviser utilizes quantitative and qualitative factors, including quarterly financial statements, actual portfolio observations and qualitative forecasts by the Sub-Adviser and its affiliates’ investment professionals.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents that are not committed to future investments for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Sub-Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

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There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “GENERAL RISKS,” “INVESTMENT RELATED RISKS,” and “LIMITS OF RISKS DISCLOSURE.”

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase portfolio securities, to fund repurchase of Shares or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the Investment Company Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Hedging Techniques

From time to time, the Sub-Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

There are certain risks associated with the use of such hedging techniques. See “INVESTMENT RELATED RISKS - Derivative Instruments” and “INVESTMENT RELATED RISKS - Currency Risk.”

Temporary and Defensive Strategies

The Fund may, from time to time in the Sub-Adviser’s sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objectives. In addition, subject to applicable law, the Fund may, in the Sub-Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Sub-Adviser. See “USE OF PROCEEDS.”

GENERAL RISKS

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

No Operating History

The Fund was formed on March 26, 2024. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline substantially.

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Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on [date approximately 10 months from launch] (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each [December 31, March 31, June 30 and September 30]. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES - Periodic Repurchases.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Payment In-Kind for Repurchased Shares

The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from a Fund Investment that are illiquid or difficult to value. In such circumstances, the Advisers would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “CERTAIN TAX CONSIDERATIONS.”

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Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund and Portfolio Funds. For example, the regulatory and tax environment for leveraged investors and for private markets funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private markets funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objectives.

In addition, it is possible that government regulation of various types of derivative instruments and/or regulation of certain market participants’ use of the same, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Investment Company Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

In addition, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, tax, healthcare, immigration, foreign and government regulatory policy. To the extent the U.S. Congress or presidential administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, tax rates, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty. Each prospective investor should also be aware that developments in the tax laws of the United States or other jurisdictions where the Fund or Portfolio Funds invest could have a material effect on the tax consequences to the Shareholders. In the event of any such change in law, each Shareholder is urged to consult its own tax advisers.

Certain tax risks associated with an investment in the Fund are discussed in “CERTAIN TAX CONSIDERATIONS.”

Substantial Repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. See “GENERAL RISKS - Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares.”

Private Offering Exemption

This offering has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance, in part, on the exemptive provisions of Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Temporary Investments

Delays in investing the proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objectives or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest proceeds on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Before making investments, the Fund may invest proceeds to the Fund in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment (“Temporary Investments”). This will produce returns that are significantly lower than the returns which the Fund expects to achieve when the Fund’s portfolio is fully invested in securities meeting the Fund’s investment objectives.

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As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in securities meeting its investment objectives may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund’s investment objectives.

In addition, a portion of the Fund’s assets may be invested Temporary Investments as well as other liquid investments such as a diversified set of publicly traded equities or exchange traded funds, when, for example, investments in target growth asset classes are unattractive, or to provide a reserve for anticipated obligations of the Fund or for other temporary purposes. Although such a practice may assist in the preservation of capital and the management of liquidity, the assumption of such positions may also impact overall investment return. Cash investment practices of the Fund may be expected, therefore, to affect total investment performance of the Fund. Although a money market fund seeks to preserve a $1.00 per share NAV, it cannot guarantee it will do so. The sponsor of a money market fund has no legal obligation to provide financial support to the money market fund and investors in money market funds should not expect that the sponsor will provide support to a money market fund at any time.

Dilution from Subsequent Offerings of Shares

The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund Investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund Investments underperform the prior investments. Further, in certain cases Portfolio Fund Managers may structure performance-based compensation, with such compensation being paid only if gains exceed prior losses. The value attributable to the fact that no performance-based compensation is being paid to a Portfolio Fund Manager until its gains exceed prior losses is not taken into account when determining the NAV of the Fund. New purchases of Shares will dilute the benefit of such compensation structures to existing Shareholders.

Valuation of Fund Investments

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of Portfolio Funds, loans, fixed-income instruments and other Fund holdings may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments. This could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment, resulting in a dilution of the value of the Shares of Shareholders who do not tender their Shares in any coincident repurchase offer and a windfall to tendering Shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to Shareholders remaining in the Fund, but a shortfall to tendering Shareholders.

Under the Investment Company Act, the Fund is required to value its assets at market value or, if there is no readily available market value, at fair value. The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Fund’s investment adviser, Privacore Capital Advisors, LLC (in this capacity, the “Valuation Designee”), subject to the oversight of the Board. Because there is not a public market or active secondary market for many of the securities in which the Fund intends to invest, the Fund will value these securities at fair value as determined in good faith by the Valuation Designee.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Valuation Designee has a conflict of interest in making the determination. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund investments. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

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The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

changes in regulatory policies or tax guidelines;

changes in earnings or variations in operating results;

changes in the value of the Fund Investments;

changes in accounting guidelines governing valuation of the Fund Investments;

any shortfall in revenue or net income or any increase in losses from levels expected by investors;

departure of the Advisers or certain of their respective key personnel;

general economic trends and other external factors; and

loss of a major funding source.

Cybersecurity Risk

Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates, the Fund’s third-party service providers, Portfolio Funds and Portfolio Fund Managers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’, the Fund’s third-party service providers’, Portfolio Funds’ and Portfolio Fund Managers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. The Advisers have procedures and systems in place that they believe are reasonably designed to protect confidential information and prevent data loss and security breaches. However, such measures cannot provide absolute security. In addition, the Fund and the Advisers have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, Portfolio Funds or Portfolio Fund Managers. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers, the Portfolio Funds and Portfolio Fund Managers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposure.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Reliance on Technology

The Fund’s business is highly dependent on the communications and information systems of the Advisers. In addition, certain of these systems are provided to the Advisers by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in the Fund’s activities. This, in turn, could have a material adverse effect on the Fund’s operating results.

Pandemic Risk

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Fund’s investments and operations. The impact of COVID-19, and other infectious illness outbreaks,

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epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and Advisers have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, the Advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this Memorandum and the SAI to understand the Fund’s discretion to implement temporary defensive measures.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates, such as policy changes implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The full effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its variants and its full impacts are also unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

General Economic and Market Conditions

The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020, and a transition period during which the UK and EU negotiated terms of departure ended on December 31, 2020. The departure is commonly referred to as “Brexit”. The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are expected to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets and broader global economy, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience

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increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments. Market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, there could be additional risks if one or more additional EU member states seek to leave the EU.

In addition, armed conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East could adversely affect global energy and financial markets and, therefore, could affect the value of Fund Investments, including beyond the Fund’s direct exposure to issuers operating in the applicable geographic regions. The extent and duration of these conflicts, related sanctions and resulting market disruptions are impossible to predict and could be substantial. These events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, global energy and financial markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. Any such disruptions caused by these conflicts or resulting sanctions may magnify the impact of other risks described in this Memorandum.

Interest rates in the United States and many other countries have risen in recent periods and may rise in the future. See “INVESTMENT RELATED RISKS - Interest Rate Risk” below for more information. Additionally, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions, as evidenced by the bank run on the Silicon Valley Bank Financial Group (“SVB”) causing it to be placed into receivership. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund (or a Portfolio Fund) will not be able to manage this risk effectively. It is yet to be determined how the bank run on SVB will fully impact the overall performance of the Fund or one or more of its portfolio investments and how similar events may affect the ability of the Fund to execute its investment strategy.

Reporting Requirements

Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

BUSINESS AND STRUCTURE RELATED RISKS

The Adviser

The Fund is dependent upon the services and resources provided by the Adviser. The Adviser has not previously served as an investment adviser to a registered investment company. As a result, the Adviser will be addressing certain operational and compliance requirements of the Investment Company Act for the first time in connection with the commencement of operations of the Fund.

Reliance on the Sub-Adviser

The Sub-Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund Investments and, in doing so, has no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Sub-Adviser, and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Sub-Adviser.

Reliance on the Key Personnel

The Fund will depend on the investment expertise, skill and network of business contacts of the Advisers. The Advisers will evaluate, negotiate, structure, execute, monitor and service Fund Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Advisers and their investment management team. The departure of certain key personnel of the Advisers or their affiliates could have a material adverse effect on the Fund’s ability to achieve its investment objectives.

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The Fund’s ability to achieve its investment objectives depends on the Advisers’ ability to identify, analyze, invest in, finance and monitor Portfolio Funds and other Fund Investments that meet the Fund’s investment criteria. The Advisers’ capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Advisers may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Advisers may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

It is anticipated that the Advisers will depend on the relationships of the Advisers and/or their affiliates with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Advisers or their affiliates fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Advisers and their affiliates have relationships are not obligated to provide the Fund, the Advisers or any of their affiliates with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Competition for Investment Opportunities

The Fund will compete for investments with other investment vehicles (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation (“CLO”) funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies (“BDCs”), small business investment companies (“SBICs”) and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of the Fund’s competitive advantage stems from the fact that the market for investments in privately held companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Amount or Frequency of Distributions Not Guaranteed

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Memorandum. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Advisers.

Uncertain Source and Quantity of Funding

Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Investment Management Fee and other fees. Any working capital reserves the Fund

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maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and to expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objectives, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

Fluctuations in Performance

The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

In addition, Portfolio Funds typically exhibit “J curve” performance, such that a Portfolio Fund’s net asset value typically declines moderately or flattens during the early portion of the Portfolio Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Portfolio Fund matures and as assets are sold, the Advisers believe that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all of the Portfolio Funds in which the Fund invests will exhibit this pattern of investment returns.

Large Shareholder Transactions Risk

Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those Shareholders may purchase or redeem a large amount of Shares of the Fund. In addition, large purchases of Fund Shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large Shareholder activity could also generate increased transaction costs and cause adverse tax consequences. While the Fund’s structure as a tender offer fund would limit the impact of significant Shareholder repurchase requests, Shareholders may receive only a prorated portion of their requested repurchase amount if the Fund’s periodic repurchase offers are oversubscribed.

MANAGEMENT RELATED RISKS

Management Risk

The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities or the financial performance of portfolio companies in which the Fund invests may prove to be incorrect and may not produce the desired results.

Divergence of Resources

Neither the Advisers nor their affiliates, including individuals employed by the Advisers or their affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund will target. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Advisers, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Affiliates of the Advisers have no obligation to make their originated investment opportunities available to the Advisers or to the Fund.

Transactions with Affiliates

Affiliates of the Advisers engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or Fund Investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or Fund Investments. Affiliates of the Advisers may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors

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in the Fund Investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may invest alongside the Fund in certain transactions that are in compliance with Section 17 of the Investment Company Act. The Fund intends to apply for exemptive relief from the SEC that would permit the Fund to participate in certain negotiated direct equity investments alongside other funds managed by the Advisers or certain of their affiliates outside the parameters of Section 17 of the Investment Company Act, subject to certain conditions including (i) that a majority of the Trustees of the Board who have no financial interest in the co-investment transaction and a majority of the Trustees of the Board who are not “interested persons,” as defined in the Investment Company Act, approve the 17(d) investment and (ii) that the price, terms and conditions of the 17(d) investment will be identical for each fund participating pursuant to the exemptive relief. In addition, affiliates of the Advisers and their respective clients may themselves invest in securities that would be appropriate for the Fund’s investments and may compete with the Fund Investments for investment opportunities.

INVESTMENT RELATED RISKS

This section discusses the types of investments that may be made, directly or indirectly, by the Fund, and some of the risks associated with such investments. It is possible that the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.

Limited Operating History of Fund Investments

Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Advisers to evaluate past performance or to validate the investment strategies of such Fund Investments will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Advisers rely upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Advisers, which have or have had investment objectives similar to or different from those of the Fund, may not be indicative of the results that the Fund achieves.

Unspecified Investments; Dependence on the Advisers

The Advisers have complete discretion to select the Fund Investments as opportunities arise. The Fund, and, accordingly, Shareholders, must rely upon the ability of the Advisers to identify and implement Fund Investments consistent with the Fund’s investment objectives. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Advisers in respect of the Fund Investments. The Sub-Adviser has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Advisers to develop and implement investment strategies that achieve the investment objectives of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or the Fund Investments, or the terms of any such investments. There can be no assurance that the Advisers will be able to select or implement successful strategies or achieve their respective investment objectives. See also “BUSINESS AND STRUCTURE RELATED RISKS - The Adviser” and “BUSINESS AND STRUCTURE RELATED RISKS - Reliance on the Sub-Adviser.”

Failure To Obtain 17(d) Exemptive Relief

The Investment Company Act prohibits the Fund from making certain investments alongside affiliates unless it receives an order from the SEC permitting it to do so. The Fund and the Advisers intend to seek exemptive relief from the provisions of Sections 17(d) of the Investment Company Act to invest in certain privately negotiated investment transactions alongside current or future BDCs, private funds, separate accounts, or registered investment companies that are advised by the Adviser or the Sub-Adviser or their affiliates or any company that is a direct or indirect, wholly- or majority-owned subsidiary of the Adviser or Sub-Adviser or their affiliates, collectively, the Fund’s “co-investment affiliates,” subject to the satisfaction of certain conditions. There is no assurance that the Fund or the Advisers will receive such exemptive relief, and if they are not able to obtain the exemptive relief, the Fund will not be permitted to participate in 17(d) investments. This may reduce the Fund’s ability to deploy capital and invest its assets. The Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through 17(d) investment opportunities.

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Failure to Qualify as a RIC or Satisfy Distribution Requirement

To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income, and asset diversification requirements under Subchapter M of Title A, Chapter 1, of the Code (“Subchapter M”). See “CERTAIN TAX CONSIDERATIONS.”

The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources. If the source-of-income requirement is not met, the Fund may fail to qualify for RIC tax treatment and be subject to corporate income tax.

The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC status for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Each of the above ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Advisers obtain information from or about the Portfolio Funds in which the Fund is invested. However, Portfolio Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisers to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M. Ultimately this may limit the universe of Portfolio Funds in which the Fund can invest.

Portfolio Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the source-of-income requirement, described above. In order to meet the source-of-income requirement, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the source-of-income requirement.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period. Because the Fund’s allocable portion of a Portfolio Fund’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to

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qualify for or maintain RIC tax status and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “CERTAIN TAX CONSIDERATIONS.”

Restrictions on Raising Capital and Borrowing

As a result of the annual distribution requirement to qualify as a RIC under the Code, the Fund may need to periodically access the capital markets to raise cash to fund new investments of the Fund. The Fund may issue “senior securities,” as defined in the Investment Company Act (including borrowing money from banks or other financial institutions) only in amounts such that the Fund’s asset coverage, as defined in the Investment Company Act, equals at least 200% after such incurrence or issuance. Compliance with these requirements may unfavorably limit the Fund’s investment opportunities and reduce its ability in comparison to other companies to profit from favorable spreads between the rates at which it can borrow and the rates at which it can lend.

The Fund may borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to Shareholders.

Debt Securities

One of the fundamental risks associated with debt and debt-related securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if issuers of debt securities in which Portfolio Funds or the Fund invest become unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Default Risk

The ability of the Fund to generate income through its investments in Portfolio Funds that make loan investments (or in such investing directly) is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A portion of the loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans, or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

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If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Secured Debt

Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the loans held by Portfolio Funds or by the Fund may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Portfolio Funds’ or the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that a Portfolio Fund or the Fund will receive principal and interest payments according to the investment terms or at all, or that the Portfolio Fund or the Fund will be able to collect on the investment if one of them is forced to enforce its remedies. Moreover, the security for a Portfolio Fund’s or the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Portfolio Fund or the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. A Portfolio Fund or the Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans, including delayed draw term loans and revolving facilities, upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, a Portfolio Fund or the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by a Portfolio Fund or the Fund.

Second Lien and Subordinated Loans

Portfolio Fund or the Fund may invest in secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the rights a Portfolio Fund or the Fund may have with respect to the collateral securing the loans made to borrowers with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that a Portfolio Fund or the Fund may enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (i) the ability to cause the commencement of enforcement proceedings against the collateral; (ii) the ability to control the conduct of such proceedings; (iii) the approval of amendments to collateral documents; (iv) releases of liens on the collateral; and (v) waivers of past defaults under collateral documents. A Portfolio Fund or the Fund may not have the ability to control or direct such actions, even if the Portfolio Fund’s or Fund’s rights are adversely affected.

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Unsecured Loans and Mezzanine Investments

Portfolio Fund or the Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Portfolio Fund or the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Portfolio Fund’s or the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Portfolio Fund’s or the Fund’s unsecured claims generally would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

A portion of the Fund’s debt investments may be made in certain securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Those mezzanine investments may be issued with or without registration rights. Mezzanine investments can be unsecured and generally subordinate to other obligations of the issuer. The expected average life of the Fund’s mezzanine investments may be significantly shorter than the maturity of these investments due to prepayment rights. Mezzanine investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities. The Fund does not anticipate a market for its mezzanine investments, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of those lower-rated securities. Mezzanine securities are often even more subordinated than other high yield debt, as they often represent the most junior debt security in an issuer’s capital structure.

Small and Middle-Market Companies

Investment in private and small or middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund will rely on the ability of the Sub-Adviser’s or the Portfolio Fund Managers’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Portfolio Fund or the Fund may lose money on its investments. Small and middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that the Portfolio Fund or the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small and middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies in which a Portfolio Fund or the Fund invests. Small and middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

Real Estate Investments Risk

The Fund (or Portfolio Funds) may gain exposure to loans collateralized or secured by, or relating to, real property, or may invest in equity or debt securities issued by real estate investment trusts (“REITs”). The value of an investment in REIT securities or of the real property underlying a loan will be subject to the risks generally incident to the ownership of improved and unimproved real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition, and other risks related to local

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and regional market conditions. The value of these investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, mortgagors may elect to prepay, which prepayment may diminish the yield on mortgage-backed securities.

Some borrowers may intend to use resale proceeds to repay their loans. A decline in property values could result in a loan that is greater than the property value, which could increase the likelihood of borrower default.

The payment schedules with respect to many real estate-related loans are based on projected revenues generated by the property over the term of the loan. These projections are based on factors such as expected vacancy rates, expense rates and other projected income and expense figures relating to the property. The actual revenues generated by a property could fall short of projections, due to factors such as lower-than-expected rental revenues, or greater-than-expected vacancy rates or property management expenses. In such cases, a borrower may be unable to repay a loan. To the extent the Fund (or a Portfolio Fund) has exposure to construction or rehabilitation/renovation loans, it may be adversely impacted by, among other things, risks involving the timeliness of the project’s completion, the integrity of appraisal values, whether or not the completed property can be sold for the amount anticipated and the length of the construction and/or sale process.

A borrower’s ability to repay a loan relating to real property or the value of securities issued by a REIT that holds real property might also be adversely affected if toxic environmental contamination were to be discovered to exist on the property. Environmental contamination may give rise to a diminution in value of the underlying property or may lead to liability for clean-up costs or other remedial actions. A platform or third-party servicer could be forced to take on potential additional liabilities and responsibilities in the event of foreclosure. A platform may choose not to foreclose on a contaminated property as the potential liability could exceed the value of the real property or the principal balance of the related loan. The failure to perform the required remedial actions could, in some jurisdictions, give rise to a lien on mortgaged property to ensure the reimbursement of remedial costs, which could decrease the value of the property that serves as collateral.

The state of law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, can be imposed on a secured lender (which may, under certain circumstances, include an alternative lending platform, the Fund or a Portfolio Fund). If the Fund, a Portfolio Fund or a platform does become liable for cleanup costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, an action against the borrower may be adversely affected by the limitations on recourse in the loan documents.

Infrastructure Sector Risk

A Portfolio Fund or the Fund may invest its assets in securities issued by companies in the infrastructure industry. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruptions and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that publicly-funded infrastructure projects, especially in emerging markets, may be subject to changing regulations and the effects of public corruption, resulting in delays and cost overruns. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment toward infrastructure and terrorist acts. Infrastructure securities may also be highly illiquid investments.

These investments may be in units of master limited partnerships (“MLPs”). MLP common units represent an equity ownership interest in an MLP. Some infrastructure companies in which a Portfolio Fund or the Fund may invest are organized as LLCs which are treated in the same manner as MLPs for U.S. federal income tax purposes. The Fund may invest in LLC common units which represent an ownership interest in the LLC. Interests in MLP and LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Shares represent an indirect ownership interest in

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MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC. Securities of MLP affiliates also include publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of an MLP.

Agriculture and Nature Resources Sector Risk

Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of a Portfolio Fund or the Fund through Co Investments.

In addition, the forestry and timber industry are highly cyclical and the market value of timber investments is strongly affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors. For example, the volume and value of timber that can be harvested from timberlands is limited by natural disasters, fire, volcanic eruptions, insect infestation, disease, ice storms, windstorms, flooding and other events and weather conditions and changes in climate conditions could intensify the effects of any of these factors. Many companies in the timber and forestry industry do not insure against damages to their timberlands. This industry is also subject to stringent U.S. federal, state and local environmental, health and safety laws and regulations. Significant timber deposits are located in emerging markets countries where corruption and security may raise significant risks.

Preferred Securities

The Fund and Portfolio Funds may invest in preferred securities. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities

The Fund and Portfolio Funds may invest in convertible securities. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund and Portfolio Funds may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund or a Portfolio Fund is called for redemption, the Fund or Portfolio Fund, as applicable, will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund or Portfolio Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks. The price of equity

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securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

PIK Interest

To the extent that a Portfolio Fund or the Fund invests in loans with a payment in kind (“PIK”) interest component and the accretion of PIK interest constitutes a portion of the Portfolio Fund’s or the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.

“Covenant-Lite” Loans Risk

There may be instances in which the Fund or a Portfolio Fund invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund or a Portfolio Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s or the Portfolio Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s revenues, net income and NAV.

Illiquid Portfolio Investments

The Fund is expected to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Sub-Adviser desires to do so or to realize what the Sub-Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Investors acquiring direct loans hoping to recoup their entire principal must generally hold their loans through maturity. Direct loans may not be registered under the Securities Act and are not listed on any securities exchange. Accordingly, those loan investments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for an exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop for direct loans and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its direct loans until maturity. The Fund may not be able to sell any of its direct loans even under circumstances when the Sub-Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its direct loans may be adversely affected. Moreover, certain direct loans may be subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

Lender Liability Considerations and Equitable Subordination

A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of

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a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Advisers may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Non-Performing Loans

The Fund may invest in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities and liquidity risk.

Defaulted Debt Securities and Other Securities of Distressed Companies

The Fund Investments may include low grade or unrated debt securities (“high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial, highly significant risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Regulatory Risk/Loan Industry

The loan industry is highly regulated and the alternative lending-related securities in which the Fund or a Portfolio Fund invests are subject to extensive rules and regulations issued by governmental authorities in each of the jurisdictions in which the Fund or a Portfolio Fund invests. These authorities also may impose obligations and restrictions on the platforms’ activities or those of other entities involved in the alternative lending process. These rules and regulations, as well as any change thereof, could increase the Fund’s or the platforms’ expenses and/or decrease the value of the Fund’s investments in alternative lending-related securities. As a result of COVID-19, changes to federal, state or local law or regulation may negatively affect the Fund’s ability to receive payments of interest and repayments of principal on its investments.

The platforms’ failure to comply with the requirements of applicable law may cause, among other things, the platforms to be required to register with or be licensed by governmental authorities and/or the revocation of requisite licenses, the voiding of loan contracts, impairment of the enforcement of loans or collection of interest, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions and/or civil and criminal liability in the relevant jurisdiction. The evolving nature of the platforms’ respective business models may complicate their ability to determine the applicability of, and to effect compliance with, such requirements. Moreover, legal and regulatory requirements and any

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interpretations of those requirements are subject to periodic changes. Any such failure to comply with, or change in, applicable law necessitating new significant compliance obligations could have an adverse effect on the platforms’ compliance costs and ability to operate. The platforms could seek to pass through any increase in their costs to their borrowers or investors, such as the Fund (or a Portfolio Fund), in the form of higher origination or servicing fees.

In connection with the sale and servicing of the whole loans, fractions of whole loans or pools of whole loans, the platforms typically make representations and warranties to investors, such as the Fund or a Portfolio Fund, that the loans were originated and are being serviced in accordance with and in compliance with applicable laws (and in some cases specifically with the laws described herein) in all material respects. Despite these representations and warranties, the Fund and a Portfolio Fund cannot guarantee that the platforms have been and will continue to be in compliance with all applicable laws. If those representations and warranties were not correct, the platforms could be required to repurchase the loans or indemnify the Fund (or a Portfolio Fund) for losses, but the Fund cannot be certain that the platform would be required and able to repurchase loans or indemnify the Fund (or a Portfolio Fund) for losses in all such cases.

In addition to laws governing the activities of lenders and servicers, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate.

In addition, regulators, enforcement agencies and courts are increasingly considering the role of non-bank lenders. There is no guarantee that laws and regulations applicable to non-bank lenders will not change in a manner that adversely affects or restricts the Fund or a Portfolio Fund, including the ability of the Fund or a Portfolio Fund to acquire loans from the platforms, or otherwise restricts or materially increases the cost to the Fund of pursuing potential investment strategies.

Finally, increased reporting, registration, and compliance requirements may divert the attention of personnel and the management team of the Advisers, and may furthermore place the Fund at a competitive disadvantage to the extent that the Advisers or companies in which the Fund (or a Portfolio Fund) invests are required to disclose sensitive business information. The Fund will be required to bear the Fund’s expenses relating to compliance-related matters and regulatory filings.

Servicer Risk

The Fund’s (and Portfolio Funds’) direct and indirect investments in loans originated or sourced by alternative lending platforms are typically serviced by that platform or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund or a Portfolio Fund in respect of its investments or increase the costs associated with these investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s (or a Portfolio Fund’s) investments could be recharacterized as a secured loan to the platform, as described more fully (with respect to the potential bankruptcy of a platform) above under “Regulatory Risk/Loan Industry,” which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund or a Portfolio Fund.

Business Development Companies

The Fund may invest in private BDCs and publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the Investment Company Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income at the corporate level, provided the income is distributed to their shareholders and that the BDC complies with the applicable requirements of Subchapter M for RIC taxation.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may

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have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

To comply with the Investment Company Act, the Adviser and/or the Sub-Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.

Please see “INVESTMENT RELATED RISKS – Other Investment Company Risk” for additional information regarding recent SEC regulations with respect to the Fund’s investments in other investment companies.

Other Investment Company Risk

The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, exchange-traded funds (“ETFs”) and other investment companies. The Fund’s ability to achieve its investment objectives depends largely on the performance of the investment companies selected. Each investment company has its own investment risks, and those risks can affect the value of the investment companies’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any investment company will be achieved. An investment company may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such investment companies at a time that is unfavorable to the Fund. In addition, one investment company may buy the same securities that another investment company sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. The Fund may also be unable to liquidate its investment in a private Portfolio Funds when desired. This risk is described in more detail under “SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS” below.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

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Cost of Capital and Net Investment Income

If the Fund uses debt to finance investments, its net investment income may depend, in part, upon the difference between the interest rate at which it borrows funds and the interest rate of investments made using those funds. As a result, a significant change in market interest rates can have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when it has debt outstanding, the Fund’s cost of funds will increase, which could reduce the Fund’s net investment income. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Counterparty Risk

Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Equity Investments

When the Fund invests in loans and debt securities, the Fund may acquire warrants or other equity securities of borrowers as well. The Fund may also invest in warrants and equity securities directly. To the extent the Fund holds equity investments, the Fund will attempt to dispose of them and realize gains upon the disposition of such equity investments. However, the equity interests the Fund receives may not appreciate in value and may decline in value. As a result, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.

Warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Foreign Investments

Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

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The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its Shareholders foreign tax credits or deductions with respect to these taxes.

The Fund may invest in foreign securities of issuers in so-called “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in foreign securities but to a heightened degree. “Emerging market” countries generally include all countries in the following regions: Asia (excluding Japan), Eastern Europe, Middle East, Africa and Latin America, or such countries as reasonably determined by the Sub-Adviser from time to time. Emerging markets generally have less developed trading markets and exchanges, thus securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and may show greater price volatility than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody and the imposition of exchange controls (including repatriation restrictions). Since emerging markets generally have less developed legal systems, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. There may be significant differences between financial statements prepared in accordance with an emerging market’s accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from substantial economic, political and social disruptions.

Currency Risk

The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund

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distributions made to Shareholders. The Fund intends to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

RIC-Related Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Advisers based on accruals that may never be realized. In addition, the deferral of payment-in-kind interest also reduces a loan’s loan-to-value ratio at a compounding rate.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Risks of Securities Activities

The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Sub-Adviser attempts to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

Sourcing Investment Opportunities Risk

On an ongoing basis, it cannot be certain that the Sub-Adviser will be able to continue to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in Portfolio Funds, loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be able to achieve its anticipated investment pace. These factors increase the

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uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

Private Equity Investments

Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with a Portfolio Fund Manager. The investments held by private equity funds and co-investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisers’ legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisers’ business. There can be no assurances that the Fund or the Advisers will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Venture Capital and Growth Equity Investment Risk

A Portfolio Fund may invest, and the Fund may co-invest in venture capital and growth equity. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses.

Growth equity is usually classified by investments in private companies that have reached profitability but still need capital to achieve the desired level of commercialization before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations.

For both venture capital and growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Concentration of Investments

There are no limitations imposed by the Advisers as to the amount of Fund assets that may be invested in (i) any one Portfolio Fund, (ii) in Portfolio Funds managed by a particular Portfolio Fund Manager or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs. See “CERTAIN TAX CONSIDERATIONS.”

To the extent that the Fund concentrates its investments in a particular industry, the Fund’s NAV will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that

40

may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to concentration risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Nature of Portfolio Companies

The Fund Investments may include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Economic Recession or Downturn Risk

Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Extension Risk

Rising interest rates tend to extend the duration of long-term, fixed rate securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment

The Fund is subject to the risk that the investments it makes in Portfolio Companies may be repaid prior to maturity (e.g., “prepayment risk”). When this occurs, the Fund will generally reinvest these proceeds in Temporary Investments, pending their future investment in new Portfolio Companies. These Temporary Investments will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new Portfolio Company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of the Fund’s Portfolio Companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity. In addition, when interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund or a Portfolio Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Follow-on Investments

Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to: (i) increase or maintain in whole or in part the Fund’s position as a creditor or the Fund’s equity ownership percentage in a portfolio company; or (ii) preserve or enhance the value of the Fund’s investment. The Fund has discretion to make follow-on investments, subject to the availability of capital resources. Failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of an underlying portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Adviser and/or the Sub-Adviser may elect

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not to make a follow-on investment because the Adviser and/or the Sub-Adviser may not want to increase the Fund’s level of risk or because the Adviser and/or the Sub-Adviser prefers other opportunities for the Fund.

Commitment Strategy

The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

If the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the Shareholders, to be subject to penalties, or (iv) otherwise impair the value of the Fund’s investments.

Control Positions

The Fund (in the case of direct investments) and the Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Leverage

The Portfolio Fund Managers and (subject to applicable law) the Fund may employ leverage through borrowings or derivative instruments and are likely to directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Fund Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $[ ] in average total assets, (ii) a weighted average cost of funds of [ ]%, (iii) $[ ] million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to [ ]% of its average net assets during such period) and (iv) $[ ] in average Shareholders’ equity. In order to compute the corresponding return to Shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the corresponding return to Shareholders. Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Corresponding Return to Common Stockholders	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Similarly, assuming (i) $[ ] in average total assets, (ii) a weighted average cost of funds of [ ]% and (iii) $[ ] in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately [ ]% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Derivative Instruments

The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other

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party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Sub-Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. See “GENERAL RISKS - Legal, Tax and Regulatory Risks” for a discussion of Rule 18f-4 under the Investment Company Act.

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile, and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements, and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the Investment Company Act and applicable SEC interpretations and guidance from time to time.

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Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Fund Investments and the investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objectives and their respective rates of return on invested capital. To mitigate such interest rate exposure, the Fund may invest a portion of its portfolio in investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for the Fund and the Fund’s financing needs, if any.

In addition, in the event of a significant rising interest rate environment, the Fund’s Portfolio Companies with floating interest rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s Portfolio Companies who are unable or unwilling to repay their loans. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with fixed rates may decline in value because they are locked in at below market yield.

Interest rates in the United States and many other countries have risen in recent periods and may continue to rise in the future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience rising interest rates, rather than falling rates, over its investment horizon. To the extent the Fund or a Portfolio Company borrows money to finance its investments, the Fund’s or a Portfolio Company’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s or a Portfolio Company’s financial condition and results of operations.

In addition, a decline in the prices of the debt the Fund or a Portfolio Company owns could adversely affect the Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Fund or a Portfolio Company invests to service debt, which could materially impact the Fund or a Portfolio Company in which the Fund may invest, thus impacting the Fund.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities and may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

LIBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) has been used extensively in the U.S. and globally as a “benchmark rate” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR.

As of June 30, 2023, almost all settings of LIBOR have ceased to be published, except that certain widely used U.S. dollar LIBORs will continue to be published on a temporary, synthetic and non-representative basis through at least September 30, 2024. In some instances, regulators have restricted new use of LIBORs prior to the date when synthetic LIBORs will cease to be published. The Secured Overnight Financing Rate (“SOFR”), which has been used increasingly on a voluntary basis in new instruments and transactions, is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act, which provides a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on SOFR that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify

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who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The transition away from LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Inflation Risk

If a Fund Investment is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. Many of the Fund Investments may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangement. As inflation rises, a Fund Investment may earn more revenue but may incur higher expenses. As inflation declines, a Fund Investment may not be able to reduce expenses commensurate with any resulting reduction in revenue. There is a risk of a rise in real interest rates, which is likely to create higher financing costs and may reduce the amount of levered, after-tax cash flow generated by a Fund Investment.

Eurozone Risk

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the EU or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro-denominated obligations

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following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Hedging

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders. See “INVESTMENT RELATED RISKS - Derivative Instruments.”

Risks Relating to Accounting, Auditing and Financial Reporting, etc.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund Investments may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. The accounting, auditing and financial reporting standards and practices applicable to foreign companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments. In addition, privately held companies may not have third-party debt ratings or audited financial statements. As a result, the Fund must rely on the ability of the Advisers to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in a privately held company. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other rules and regulations that govern public companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on Fund Investments. Finally, certain Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS

This section discusses certain risks related to the fact that the Fund invests in Portfolio Funds.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described under “INVESTMENT RELATED RISKS” above. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

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Lack of Control Over Private Portfolio Funds and Other Similar Investments

Once the Fund has invested in a private Portfolio Fund or other similar investment vehicle, the Sub-Adviser generally will have no control over the investment decisions made by such Portfolio Fund. The Sub-Adviser may be constrained by the withdrawal limitations imposed by private Portfolio Funds, which may restrict the Fund’s ability to terminate investments in private Portfolio Funds that are performing poorly or have otherwise had adverse changes. The Sub-Adviser will be dependent on information provided by the private Portfolio Funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Sub-Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives and/or the Fund’s ability to calculate its NAV accurately. By investing in the Fund, a Shareholder will not be deemed to be an investor in any Portfolio Fund and will not have the ability to exercise any rights attributable to an investor in any such Portfolio Fund related to its investment.

Portfolio Funds Not Registered

The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, private Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are Generally Non-diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.

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Portfolio Funds’ Securities are Generally Illiquid

The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.

Portfolio Fund Operations Not Transparent

The Advisers do not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Advisers and that involve risks that are not anticipated by the Advisers. Some Portfolio Fund Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Advisers with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s Interests in Private Portfolio Funds

The valuation of the Fund’s investments in private Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds, which valuations are generally not audited. A majority of the securities in which the private Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. As noted above, the Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Valuation Designee, subject to the oversight of the Board. The Valuation Designee will periodically review Portfolio Fund Managers’ valuation methods and inputs, including at initial purchase, but will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Sub-Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Valuation Designee may determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Multiple Levels of Fees and Expenses

Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and repurchase offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund which did not invest through Portfolio Funds.

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Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from [1% to 2.5%] (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically [10% to 20%], although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to Vote

To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Advisers). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Advisers to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Consortium or Offsetting Investments

The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In other situations, Portfolio Funds may hold economically offsetting positions. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Advisers may be competing with each other for investments in one or more markets.

Limitations on Ability to Invest in Portfolio Funds

Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Advisers may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objectives.

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Indemnification of Portfolio Funds and Portfolio Fund Managers

The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Termination of the Fund’s Interest in a Portfolio Fund

A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

RISKS SPECIFIC TO SECONDARY INVESTMENT FUNDS

General Risks of Secondary Investment Funds

The overall performance of the Fund’s Secondary Investment Funds will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investment Funds may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Sub-Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investment Funds

Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investment Funds Involving Syndicates

The Fund may acquire Secondary Investment Funds as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk or the risk that the Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

LIMITS OF RISKS DISCLOSURE

The above discussions relate to the various principal risks associated with the Fund, Fund Investments and Shares and are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Portfolio Funds or Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objectives.

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MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser and Sub-Adviser

Privacore Capital Advisors, LLC, serves as the investment adviser to the Fund. The Adviser is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. Its principal place of business is located at 1411 Broadway, New York, NY 10018. The Adviser intends to register as an investment adviser with the SEC under the Advisers Act. The Adviser is a wholly owned subsidiary of Privacore Capital, LLC. Privacore Capital, LLC is a joint venture, 51% of which is owned by William Cashel and Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group plc. Janus Henderson Group plc is an asset manager dedicated to helping investors achieve long-term financial goals through a broad range of investment solutions, including equities, fixed income, quantitative equities, multi-asset and alternative asset class strategies.

Partners Capital Investment Group, LLP serves as investment sub-adviser of the Fund. The Sub-Adviser is responsible for the daily investment and portfolio management activities for the Fund. Its principal place of business is located at 600 Atlantic Avenue, 30th Floor, Boston MA 02210. The Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act. As of [________], 2024, it had approximately $[__] in assets under management.

The Advisers and their affiliates may serve as investment managers to other persons or entities (including prospective investors in the Fund) that have investment programs which are similar to the investment program of the Fund, and the Advisers or one of their respective affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Portfolio Managers

The key personnel of the Adviser and the Sub-Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

[____]

Additional information regarding Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and Portfolio Manager ownership of the Fund (if any) can be found in the SAI.

Investment Management Agreements

The Investment Management Agreement between the Adviser and the Fund and the Sub-Advisory Agreement (together with the Investment Management Agreement, the “Agreements”) among the Adviser, the Sub-Adviser and Fund became effective as of [ ] and will continue in effect for an initial two-year term. Thereafter, Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Agreements will terminate automatically if assigned (as defined in the Investment Company Act) and are terminable by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without penalty upon sixty (60) days’ written notice to the Adviser or the Sub-Adviser, as applicable. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

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[The Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser, the Sub-Adviser and any partner, director, officer or employee of the Adviser, the Sub-Adviser or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, the Sub-Adviser or any partner, director, officer or employee of the Adviser, the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.]

INVESTMENT MANAGEMENT FEE

The Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a [monthly] Investment Management Fee equal to [ ]% on an annualized basis of the Fund’s average daily net assets. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Adviser for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a [monthly] sub-advisory fee equal to [ ]% on an annualized basis of the Fund’s [average daily net assets]. The Sub-Adviser’s fee is paid by the Adviser out of the Investment Management Fee.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Advisers.

PLACEMENT AGENT

[ ] (the “Placement Agent”), whose principal business address is [ ], acts as placement agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a [Placement Agent Agreement] (the “Placement Agency Agreement”) between the Fund and the Placement Agent.

Neither the Placement Agent nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Placement Agent may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Advisers and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-placement agent agreements with the Placement Agent) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Advisers’ and/or their affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

Investors who purchase shares through Financial Intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Intermediary through which they purchase shares. Investors purchasing shares of the Fund through Financial Intermediaries should acquaint themselves with their Financial Intermediary’s procedures and should read the Memorandum in conjunction with any materials and information provided by their Financial Intermediary. The Placement Agent does not receive compensation from the Fund for its distribution services, but may receive compensation for its distribution services from the Advisers. Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Distribution and Service Plan with respect to Class S Shares and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of

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its Class S Shares and Class D Shares to the Fund’s Placement Agent and/or other qualified recipients. The Placement Agent does not retain any of the distribution and servicing fees for profit.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other Financial Intermediaries that have agreed to participate in the distribution of the Fund’s Shares, including the Placement Agent, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

Pursuant to the Placement Agency Agreement, the Placement Agent is solely responsible for the costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Placement Agency Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Placement Agent, its officers, or employees in cases of their willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

Class S Shares and Class D Shares in the Fund are offered at their current net asset value less a maximum sales charge or placement fee of [3.50]% and [1.50]% of the subscription amount, respectively. The Fund or Adviser may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Advisers and their affiliates, directors, principals, officers and employees and others in the Fund’s sole discretion.

DISTRIBUTION AND SERVICE PLAN

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Distribution and Service Plan with respect to Class S Shares and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan for Class S Shares and Class D Shares will not be implemented until the Fund receives an exemptive order from the SEC. There is no assurance that the Fund will be granted the exemptive order. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class S Shares and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of [0.85]% per year on Class S Shares and a maximum of [0.25]% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each such class (the “Distribution and Servicing Fee”) to the Fund’s Placement Agent and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. The Fund also may pay for sub-transfer agency, sub-accounting and certain other administrative services outside of the distribution and/or servicing fees and its Distribution and Service Plan. Class S Shares and Class D Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the multi-class structure. Class I Shares are not subject to the Distribution and Servicing Fee.

The Distribution and Servicing Fee to be paid to the Placement Agent for distribution of each class of Shares under the Distribution and Service Plan is as follows:

Class	Distribution and Service Fee
Class S Shares	[0.85]%
Class D Shares	[0.25]%
Class I Shares	None

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Fund has entered into an Administration, Fund Accounting and Recordkeeping Agreement with the Administrator under which the Administrator

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performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s net asset values and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for these services, the Fund pays the Administrator [tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee]. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services.

CUSTODIAN

UMB Bank, n.a., an affiliate of the Administrator (the “Custodian”), serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund will pay all of its expenses and/or reimburses the Advisers or their affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund and the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating and selling of investments (whether or not such investments are consummated), investment structuring (including forming and maintaining subsidiary investment vehicles) whether or not such investments are consummated, corporate actions, round-trip travel, lodging, meals and other incidentals associated with the due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs, expenses related to other third-party service providers, the Investment Management Fee, and the Administration Fee; brokerage commissions; all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; accounting, auditing and tax preparation expenses; expenses relating fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; costs and expenses relating to any amendment of the Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Memorandum, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Advisers or their affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

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“Extraordinary Expenses” means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Fund and/or the Adviser may also enter into agreements with certain Financial Intermediaries under which payments are made to the intermediaries in recognition of the transfer agency costs avoided by the Fund associated with the intermediaries’ maintenance of investor accounts or in recognition of the services provided by intermediaries through fund or similar platforms. Payments made by the Fund under such agreements are generally based on either (i) a percentage of the average daily net asset value of the Shares serviced by the intermediary, often up to a set maximum, or (ii) a per account fee assessed against each account serviced by such intermediary, often up to a set maximum. These payments may be in addition to other payments described herein.

The Advisers will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Advisers are responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Advisers, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Advisers and their affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

The Adviser intends to enter into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser will agree to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses excluding Specified Expenses (as defined below) do not exceed [1.60]%, [1.00]% and [0.75]% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have an initial term of one year, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

“Specified Expenses” that are not covered by the Expense Limitation Agreement include: (i) the Investment Management Fee; (ii) all fees and expenses of Fund Investments in which the Fund invests (including the underlying fees of the Portfolio Funds (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Fund Investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) taxes; and (vii) Extraordinary Expenses .

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund.

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $[ ]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Fund’s commencement of operations and are not expected to exceed $[ ] .

The Fund will bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

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The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Advisers and their affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Advisers and their affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager [or placement agent] to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Advisers, their affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Advisers and their affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Advisers or their affiliates will be appropriate for the Fund or will be referred to the Fund. The Advisers and their affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Advisers and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Advisers or their affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Advisers have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Affiliates of the Advisers may in the future have other clients with investment objectives that are similar to or compete with the Fund’s investment objectives, including private funds and managed accounts. The Fund will not engage in 17(d) investments alongside affiliates unless the Fund has received an order granting exemption from Section 17 of the Investment Company Act or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

In addition, conflicts may arise from time to time where the Fund, on the one hand, and other clients of the Advisers or funds managed by the Advisers, on the other hand, invest in different securities of the same Portfolio Fund. The Adviser and the Sub-Adviser each maintain a conflicts policy that contains procedures governing investments made in multiple classes of securities of the same Portfolio Fund that covers identifying and mitigating such conflicts, which conflicts policy may be updated from

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time to time. The Advisers will be authorized to resolve such conflicts on a case-by-case basis in its good faith discretion in accordance with their respective conflicts policy, taking into account the interests of the Fund and its other respective clients and the Advisers’ obligations under ERISA and other applicable laws. In certain circumstances, the Advisers may, in accordance with their respective conflicts policy, refrain from making a discretionary decision on how to exercise the Fund’s voting rights or consent rights by abstaining or by aligning with the majority of other investors or with the sponsor’s or agent’s recommendation, including in circumstances where the Advisers’ clients whose assets are “plan assets” subject to Title I of ERISA are invested in a junior class of securities in a Portfolio Fund relative to the Fund. There can be no assurance that the Advisers will be permitted to exercise voting discretion in such circumstances or that such conflicts will be resolved in favor of the Fund.

Allocation of the Advisers’ and their affiliates’ Time

The Fund substantially relies on the Sub-Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Advisers and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Advisers and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisers. These activities could be viewed as creating a conflict of interest in that the time and effort of the Advisers, their affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Advisers and their affiliates. The Advisers and their employees will devote only as much of their time to the Fund’s business as the Advisers and their employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Advisers, their employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Advisers’ senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation Arrangements

The Advisers may receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided by the Advisers. Among other matters, the compensation arrangements could affect the Advisers’ judgment with respect to offerings of equity by the Fund, which allow the Advisers to earn increased advisory fees.

DIVIDENDS AND DISTRIBUTIONS

As required in connection with the Fund’s intention to qualify as a RIC under Subchapter M of the Code, distributions will be paid at least annually in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund will then calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and expense reimbursements from the Advisers. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this

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offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Advisers. See “CERTAIN TAX CONSIDERATIONS.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending September 30, 2024, and intends to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax status, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend, the amounts will be included in IRS Form 1099-DIV for the year in which the spillover dividend is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “CERTAIN TAX CONSIDERATIONS.”

The Fund has adopted an “opt out” DRIP for Shareholders. As a result, if the Fund makes a distribution, then Shareholders have their distributions reinvested in additional Shares unless they specifically “opt out” of the DRIP so as to have their distributions paid in cash. See “CERTAIN TAX CONSIDERATIONS.”

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt-out” DRIP pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s application or by notifying the Administrator in writing at Privacore PCAAM Alternative Growth Fund c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other Financial Intermediary, in some circumstances a Shareholder may “opt out” of the DRIP by notifying its broker or other Financial Intermediary of such election. Please check with your broker or other Financial Intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the

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right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at Privacore PCAAM Alternative Growth Fund, c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212., or by calling the Administrator at [ ].

All correspondence concerning the DRIP should be directed to the Administrator by mail at Privacore PCAAM Alternative Growth Fund, c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212, or by calling the Administrator at [ ].

OUTSTANDING SECURITIES

As of the date of this Memorandum, there were no outstanding Shares of the Fund.

REPURCHASES OF SHARES

The Fund is not a liquid investment. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem or repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Advisers and their affiliates, pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on [date approximately 10 months from launch] (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each [December 31, March 31, June 30 and September 30].

The Fund will make repurchase offers, if any, to all holders of Shares. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[10,000] worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A [2.00]% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. In addition, Shares acquired through the Fund’s DRIP are not subject to an early repurchase fee.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

•	whether any Shareholders of the Fund have requested to tender Shares to the Fund;
•	the working capital and liquidity requirements of the Fund;
•	the relative sizes of the repurchase requests and the Fund;
•	the past practice of the Fund in repurchasing Shares in the Fund;
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•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and
•	the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying Portfolio Companies, Portfolio Funds and other Fund Investments.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

REPURCHASE PROCEDURES

The following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Shares.

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s net asset value, as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, Administration Fee and any Early Repurchase Fee (as defined below), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased (including pursuant to a Discount Repurchase Offer, if applicable). If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 Business Days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Fund upon a repurchase of Shares will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Portfolio Companies in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Declaration of Trust and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments to fund the repurchase of Shares and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:

•	The value of Shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, (the “Valuation Date”), and any such repurchase will be effected as of the Valuation Date (the “Repurchase Date”). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date quarterly on or about each [December 31, March 31, June 30 and September 30].
•	Within 65 days after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date in the manner specified above, of the repurchased Shares. The Promissory Notes will be held by the Administrator on behalf of each such Shareholder. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which such Valuation Date occurred.
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•	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments. The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above. The Initial Payment will be made within 65 days after the Expiration Date; provided that, if the Fund elects to liquidate Fund Investments in order to finance the repurchase of Shares, the Fund is entitled to postpone the payment in respect of any Promissory Note delivered thereto until ten Business Days after the Fund has received at least 90% of the aggregate amount anticipated to be received through pending liquidations of Fund Investments in order to finance repurchases of Shares.
•	The second and final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be paid in full no later than 5 Business Days following the completion of such audit.
•	Notwithstanding anything in the foregoing to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date. Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder’s account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment and issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of cash, liquid securities or, to the extent applicable, interests in Portfolio Funds that the Fund (i) has requested be withdrawn or (ii) is in the process of liquidating (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Advisers otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover; provided, however, that where the Board determines to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated. The Fund may, but need not, maintain cash or borrow money to meet

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repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objectives.

A [2.00]% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges imposed by the Portfolio Fund in connection with Fund Investments, if the Sub-Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[10,000] worth of Shares. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

In the event that the Adviser, the Sub-Adviser or any of their affiliates hold Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

In accordance with the terms and conditions of the Declaration of Trust, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) that Shareholder or person’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Advisers to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholder may be harmful or injurious to the business or reputation of the Fund or the Advisers, or may subject the Fund or any Shareholders or to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board has delegated the authority to approve investment transfers to any officer of the Fund.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a

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Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $[10,000] worth of Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Advisers, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Advisers or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Advisers or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund, or SPVs that are wholly-owned subsidiaries of the Fund, may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Advisers (each, a “Financial Institution”) as chosen by the Advisers and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, in connection with its investment activities, to make quarterly income distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate its net asset value as of the close of business on the last Business Day (which is any day that the New York Stock Exchange is open for business) of each month, and at such other times as the Board shall determine, including in connection with repurchases of Shares, in accordance with the procedures described above or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved valuation procedures for the Fund (the “Valuation Policy”), and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Valuation Designee, subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 - Fair Value Measurements and Disclosures.

The Valuation Policy provides that the Fund will value its Fund Investments at fair value.

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Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Designee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

Primary and secondary investments in private Portfolio Funds are generally valued based on the latest net asset value reported by the Portfolio Fund Managers.

If the net asset value of an investment in a Portfolio Fund is not available at the time the Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Portfolio Fund Manager until the Determination Date recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Portfolio Fund Manager.

In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Valuation Designee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Portfolio Fund which is reasonably available at the time the Fund values its investments. The Valuation Designee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Designee concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Designee applies valuation methodologies as outlined above.

In fair valuing Co-Investments, the Valuation Designee may consider a number of factors such as the Fund’s cost, latest round of financing, portfolio company operating performance, market-based performance multiples, announced capital markets activity and any other relevant information will be considered at the time the Valuation Designee values the Fund’s Co-Investments.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Designee for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Designee, the Board or

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the Sub-Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Advisers and their affiliates act as investment advisers to other clients that invest in securities for which no public market price exists. Valuation determinations by the Advisers or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board or the Valuation Designee regarding appropriate valuations should prove incorrect.

CERTAIN TAX CONSIDERATIONS

The following is a summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Memorandum, the Treasury Regulations, rulings of the IRS, and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Taxation of U.S. Shareholders

A “U.S. Shareholder” for purposes of this discussion is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or the District of Columbia;
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•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” (generally, dividend income received from investments in stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the Shareholders) may be eligible for a reduced rate of U.S. federal income tax.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a Shareholder will not be taxable as qualified dividend income to such Shareholder (1) if the dividend is received with respect to any Share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such Share became ex-dividend with respect to such dividend, (2) to the extent that the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The ex-dividend date is the date on which the owner of the Share at the commencement of such date is entitled to receive the next issued dividend payment for such Share even if the Share is sold by the owner on that date or thereafter.

Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% (plus a 3.8% net investment income tax for certain Shareholders) in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

U.S. Shareholders generally will be treated as receiving a distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder’s account. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the greater of the NAV or fair market value of a Share on the reinvestment date.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

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A dividend or distribution received shortly after the purchase of Shares reduces the NAV of the Shares by the amount of the dividend or distribution and, although in effect a return of capital will be taxable to the Shareholder. This adverse result is commonly referred to as “buying a dividend.” If the NAV of Shares were reduced below the Shareholder’s cost by dividends and distributions representing gains realized on sales of securities, such dividends and distributions, although also in effect returns of capital, would be taxable to the Shareholder in the same manner as other dividends or distributions.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than twelve months. Otherwise, the gain will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed under “wash sale” rules if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition or in the event the Shareholder enters into a contract or option to repurchase Shares within such period. In that case, the disallowed loss will increase the U.S. Shareholder’s tax basis in the purchased shares.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same 21% rate that applies to ordinary income. Individual Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period to the IRS on IRS Forms 1099 when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax-exempt Shareholders, including those acquired through the DRIP, will be considered “covered” securities. The Fund intends to choose FIFO (“first-in, first-out”) as the Fund’s default tax lot identification method for all Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method. You should carefully examine the cost basis information reported to you on your IRS Form 1099 or consult with your tax adviser, in order to determine whether any adjustments to the cost basis information may be needed.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition of Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld

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under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

If a U.S. Shareholder recognizes a loss on a disposition of Shares of $2 million or more for a Shareholder that is an individual or a trust, or $10 million or more for a corporate Shareholder, in any single taxable year (or certain greater amounts over a combination of years), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders may also be subject to state, local and foreign taxes on their Fund distributions. U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.Taxation of Tax-Exempt Investors

Under current law, the Fund serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an

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income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax adviser regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

Additional information about taxes is contained in the SAI.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans (and their fiduciaries)) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, “Plans.”) In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

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Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Advisers and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund is registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISERS OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ELIGIBLE INVESTORS

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as a “accredited investor” are set forth in the subscription document that must be completed by each prospective investor.

Shares are being offered only to investors that meet the criteria for qualifying as “accredited investors” who are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP) will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons under the Securities Act or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Privacore PCAAM Alternative Growth Fund, c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212, or by calling the Fund toll-free at [ ]. See “CERTAIN TAX CONSIDERATIONS - Taxation of Non-U.S. Shareholders.”

DESCRIPTION OF SHARES

The Fund is authorized to offer an unlimited amount of Shares. The Fund intends to offer three separate classes of Shares designated as Class S Shares, Class D Shares and Class I Shares subject to the exemptive order permitting the multi-class structure. Class S and Class D Shares will not be offered to investors until the Fund has received exemptive relief from the SEC permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. While the Fund presently intends to offer three classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class S Shares, Class D Shares and Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution

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and/or service plan or in class expenses; (6) the addition of placement fees or sales charges; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses.

PURCHASING SHARES

Purchase Terms

The minimum initial investment in the Fund by any investor in Class S Shares is $[25,000], the minimum initial investment for Class D Shares is $[25,000] and the minimum initial investment for Class I Shares is $[1,000,000]. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $[10,000] and incremental contributions are not less than $[5,000]. The purchase price of Shares is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

The Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by the Administrator or an authorized broker or the broker’s authorized designee.

Class S Shares are sold at the offering price, which is the NAV plus an initial maximum [3.50]% sales charge or placement fee, which varies with the amount you invest as shown in the chart below.

Class D Shares are sold at the offering price, which is the NAV plus an initial maximum [1.50]% sales charge or placement fee, which varies with the amount you invest as shown in the chart below. This means that part of your investment in the Fund will be used to pay the sales charge.

Sales Charge Schedule

	Front-End Sales Charge	Front-End Sales Charge	Dealer Reallowance
	As a % Of Offering Price	As a % Of Net Investment	As a % of Offering Price
Class S Shares	[3.50]%	[3.63]%	[3.50]%
Class D Shares	[1.50]%	[1.52]%	[1.50]%

Class I Shares are not subject to a sales charge; however, investors purchasing Shares through a Financial Intermediary could be required to pay transaction or other fees on purchases and sales of Class I Shares to their Financial Intermediary in such amounts as their Financial Intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Investors should consult with their Financial Intermediary about the sales charge and any additional fees or charges their Financial Intermediary might impose on each class of Shares.

Shares will generally be offered for purchase as of the first Business Day of each month, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) three Business Days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten Business Days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed subscription document (including investor certifications) at least five Business Days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared

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funds have been received. In the event that cleared funds and/or a properly completed subscription document (including investor certifications) are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

Sales Charge - Class S Shares and Class D Shares

Investors in Class S Shares and Class D Shares may be charged a placement fee or sales charge of up to [3.50]% and [1.50]% of the subscription amount, respectively. The sales charge for Class S Shares and Class D Shares will be deducted out of the Shareholder’s subscription amount, and will not constitute part of such Shareholder’s capital contribution to the Fund or part of the assets of the Fund. No sales charge may be charged without the consent of the Placement Agent.

Investors may be able to buy Class S Shares or Class D Shares subject to a waived or reduced sales charge, if applicable (i.e., “load-waived”), when they are:

(i)	reinvesting distributions;
(ii)	a current or former trustee of the Fund;
(iii)	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Advisers or their affiliates or of a broker-dealer authorized to sell Class S Shares or Class D Shares of the Fund; or
(iv)	purchasing Class S Shares or Class D Shares through a financial services firm that has a special arrangement with the Fund.

Financial intermediaries typically receive the sales charge with respect to Class S Shares or Class D Shares purchased by their clients. Financial intermediaries may, in their sole discretion, reduce or waive the sales charge on a non-scheduled basis in individual cases. The availability of any such sales charge reduction or waiver may depend on the particular Financial Intermediary, or type of account through which an investor purchases or holds Shares, or such other factors as determined by the Financial Intermediary. Investors should contact their Financial Intermediary for more information regarding applicable sales charge waivers and discounts that may be available to them and the Financial Intermediary’s related policies and procedures.

In addition, the Fund will combine purchases of Class S Shares made by a Shareholder, the Shareholder’s spouse or domestic partner, and dependent children when it calculates the applicable sales charge. Similarly, the Fund will combine purchases of Class D Shares made by a Shareholder, the Shareholder’s spouse or domestic partner, and dependent children when it calculates the applicable sales charge.

It is the Shareholder’s responsibility to determine whether a reduced sales charge would apply pursuant to the listed sales charge waivers listed above, including by communicating with his or her selling agent or Financial Intermediary through whom the purchase is made, as applicable. The Fund is not responsible for making such determination. To receive a reduced or waived sales charge, notification must be provided at the time of the purchase order. Notice should be provided to the selling agent or Financial Intermediary through whom the purchase is made so they can notify the Fund and give the Fund sufficient information to permit the Placement Agent to confirm that the Shareholder qualifies for such a reduction or waiver.

Payments to Financial Intermediaries

The Advisers, or their affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or Financial Intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or Financial Intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that Financial Intermediaries may receive from the Advisers or their affiliates, the amount of compensation that a Financial Intermediary may receive in connection with the sale of Shares may be greater than the

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compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

ADDITIONAL INFORMATION

Futures Transactions

The Adviser with respect to the Fund intends to file a notice of exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, the Fund will not be subject to registration or regulation as a commodity pool under the CEA. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed 5% of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Investment Company Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (a “Subsidiary” or the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

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Each investment adviser to any such foreign Subsidiary will comply with Section 15 of the Investment Company Act with respect to advisory contract approval, including that (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board of Trustees in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board of Trustees; and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary. Any Subsidiary also complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)       upon the affirmative vote to dissolve the Fund by a majority of the Trustees of the Board; or

(2)       as required by operation of law.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board or the Advisers, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Advisers to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Advisers, to the extent that they own Shares of the Fund) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

FISCAL YEAR

The Fund’s fiscal year-end is [March 31]. The Fund’s tax year-end is [September 30].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[ ], located at [ ], serves as the independent registered public accounting firm for the Fund and in such capacity audits the Fund’s annual financial statements and provides other audit, tax and related services.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund.

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INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: [ ], Privacore Capital Advisors, LLC, located at [ ].

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PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
[Phone Number]

Adviser	Transfer Agent/Administrator
Privacore Capital Advisors, LLC 1411 Broadway New York, NY 10018 Sub-Adviser Partners Capital Investment Group, LLP 600 Atlantic Avenue, 30th Floor Boston MA 02210	UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank	Placement Agent
UMB Bank, n.a. 1010 Grand Blvd. Kansas City, MO 64106	[________________] [Address line 1] [Address line 2]
Independent Registered Public Accounting Firm	Fund Counsel
[________________] [Address line 1] [Address line 2]	Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996
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STATEMENT OF ADDITIONAL INFORMATION

Privacore PCAAM Alternative Growth Fund

Class S Shares

Class D Shares

Class I Shares

Dated [ ], 2024

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212
[telephone #]

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Confidential Private Placement Memorandum (the “Memorandum”) of the Privacore PCAAM Alternative Growth Fund (the “Fund”) dated [________], 2024, as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Memorandum. A copy of the Memorandum (as well as the Fund’s Annual Report and Semi-Annual report once completed) may be obtained without charge by contacting the Fund at the telephone number or address set forth above. You may also obtain the Memorandum, Annual Report and Semi-Annual Report by visiting the Fund’s website at [ ].

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

[ ] (the “Placement Agent”) acts as the placement agent of the Fund’s Shares. The Fund’s Memorandum, which is dated [_________], 2024, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Memorandum.

i

ii

GENERAL INFORMATION

Privacore PCAAM Alternative Growth Fund (the “Fund”) is a Delaware statutory trust formed under an agreement and declaration of trust dated April 23, 2024 and registered as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Memorandum. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund, except as expressly stated. At the present time, the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

The Fund may:

(1)	borrow money and issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the Securities and Exchange Commission (“SEC”) from time to time.
(2)	underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
(3)	make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
(4)	purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
(5)	not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

With respect to these investment restrictions and other policies described in this SAI or the Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

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THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities unless immediately after the issuance of the leverage the fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the Investment Company Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the fund’s total assets, including assets attributable to leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, this asset coverage test is satisfied. Rule 18f-4 under the Investment Company Act permits the Fund to enter into derivatives and other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the Investment Company Act, provided that the Fund complies with the conditions of Rule 18f-4.

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

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The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
[______]	[______]	[______]	[______]	[______]	[______]
[______]	[______]	[______]	[______]	[______]	[______]
[______]	[______]	[______]	[______]	[______]	[______]
*	The fund complex consists of the Fund and the Privacore PCAAM Alternative Income Fund.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
[______]	[______]	[______]	[______]	[______]	[______]
[______]	[______]	[______]	[______]	[______]	[______]
*	The fund complex consists of the Fund and the Privacore PCAAM Alternative Income Fund.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis, and in combination with those of the other Trustees, lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

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[Trustee Bio]

[Trustee Bio]

[Trustee Bio]

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser, the Sub-Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of [five] members, [three] of whom are Independent Trustees. The Board will hold regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in person prior to and/or during each quarterly in-person board meeting. As described below, the Board has established an [Audit Committee and a Nominating Committee], and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [____________], an [Independent Trustee], to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, the Sub-Adviser and other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the Sub-Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, the Sub-Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, the Sub-Adviser and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer, and the Adviser and the Sub-Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, placement agent and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

[     ]

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Nominating Committee

[     ]

Trustee Ownership of Securities

The Fund has not yet commenced operations, therefore none of the Trustees own shares of the Fund.

Independent Trustee Ownership of Securities

As of [__________________], 2024, none of the Independent Trustees (or their immediate family members) owned securities of the Adviser, Sub-Adviser or of an entity (other than a registered investment company or business development company) controlling, controlled by or under common control with the Adviser or Sub-Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $[ ] per fiscal year. Trustees who are interested persons are compensated by the Adviser, the Sub-Adviser, and/or their affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund, the Adviser and the Sub-Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Adviser and the Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Privacore Capital Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser is located at 1411 Broadway, New York, NY 10018 and intends to register as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the Investment Management Agreement.

The Adviser is a wholly owned subsidiary of Privacore Capital, LLC. Privacore Capital, LLC is a joint venture, 51% of which is owned by William Cashel and Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group plc. Janus Henderson Group plc is an asset manager dedicated to helping investors achieve long-term financial goals through a broad range of investment solutions, including equities, fixed income, quantitative equities, multi-asset and alternative asset class strategies.

Investment Management Agreement

The Investment Management Agreement became effective as of [ ] and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

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Pursuant to the Investment Management Agreement, the Fund pays the Adviser a [monthly] Investment Management Fee equal to [    ]% on an annualized basis of the Fund’s average daily net assets, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. “Net assets” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Adviser for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month.

The Adviser intends to enter into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser will agree to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding Specified Expenses (as defined in Memorandum)) do not exceed [1.60]%, [1.00]% and [0.75]% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

The Sub-Adviser

Partners Capital Investment Group, LLP (the “Sub-Adviser”, and collectively with the Adviser, the “Advisers”) serves as the investment sub-adviser to the Fund. The Sub-Adviser, selected by the Adviser, is responsible for the daily investment and portfolio management activities for the Fund and is located at 600 Atlantic Avenue, 30th Floor, Boston MA 02210. The Sub-Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of [________], 2024, it had approximately $[__] in assets under management.

Pursuant to a sub-advisory agreement among the Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Adviser (and not the Fund) pays the Sub-Adviser a [monthly] advisory fee equal to [ ]% of [the Fund’s average daily net assets]. The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act), upon sixty (60) days’ written notice to the Sub-Adviser.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Investment Management Agreement and the Sub-Advisory Agreement will be presented for approval by the Board, including a majority of the Independent Trustees, and the initial shareholder of the Fund. Information regarding the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

The Portfolio Managers

The persons who have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are [__________], [__________] and [________]. Information provided below regarding other accounts managed by the Portfolio Managers is as of [___________], 2024.

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Other Accounts Managed by the Portfolio Managers

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
[Portfolio Manager]
Registered Investment Companies	[_]	$ [_]	[_]	$ [_]
Other Pooled Investment Vehicles	[_]	$ [_]	[_]	$ [_]
Other Accounts	[_]	$ [_]	[_]	$ [_]

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
[Portfolio Manager]
Registered Investment Companies	[_]	$ [_]	[_]	$ [_]
Other Pooled Investment Vehicles	[_]	$ [_]	[_]	$ [_]
Other Accounts	[_]	$ [_]	[_]	$ [_]

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
[Portfolio Manager]
Registered Investment Companies	[_]	$ [_]	[_]	$ [_]
Other Pooled Investment Vehicles	[_]	$ [_]	[_]	$ [_]
Other Accounts	[_]	$ [_]	[_]	$ [_]

Conflicts of Interest

The Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Advisers or Portfolio Managers devoting unequal time and attention to the management of each fund and/or other accounts. These activities could be viewed as creating a conflict of interest in that the time and effort of the Advisers, their affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Advisers and/or their affiliates. Nevertheless, the Fund believes that the members of the Advisers’ senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved.

If the Sub-Adviser or Portfolio Managers identify a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Compensation of the Portfolio Managers

[To be provided]

Portfolio Manager’s Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1)
[____________]	None
[____________]	None
[____________]	None
(1)	As of [____________], 2024.

BROKERAGE

In following the Fund’s investment strategy, the Advisers expect few of the Fund’s transactions to involve brokerage. To the extent the Fund’s transactions involve brokerage, the Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Adviser and Sub-Adviser believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

As described below, the Sub-Adviser may place orders with brokers that provide research services. Such transactions shall comply with the safe harbor under Section 28(e) of the Securities and Exchange Act of 1934, as amended, with respect to the receipt of such services. Consistent with the principle of seeking best price and execution, the Sub-Adviser may place brokerage orders with brokers that provide the Fund and the Sub-Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE

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ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Source of Income Test”); (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, in the securities (other than securities of other RICs) of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”); and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends paid) and 90% of its net tax exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions).

The Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a RIC but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gain in a notice to its Shareholders who, if subject to federal income tax on long-term capital gains: (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate share of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that the Fund distributes to the Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. While

9

the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund may be liable for a 4% excise tax on some portion of its income and gains in some years. the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the annual distribution requirement or to avoid the 4% excise tax, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Source of Income or Diversification Tests in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate Shareholders and to the tax rates applicable to qualified dividend income distributed to non-corporate Shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Shares (reducing that basis accordingly), and any remaining distributions will be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund were to fail to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to the Shareholders.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to Shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

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Investments in Partnerships

The Fund may invest a portion of its assets in Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its allocable share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Portfolio Funds, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s allocable share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Portfolio Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure some of its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Moreover, because the Fund may not have timely or complete information concerning the amount and sources of a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Portfolio Funds that are classified as partnerships for federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Funds that would otherwise be consistent with their investment strategy or can require the Fund to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction; (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income; (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

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Original Issue Discount Securities

Investments by the Fund in paid-in-kind, zero coupon, or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. This income is included in determining the amount of income that the Fund must distribute to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders.

Investments in Non-U.S. Securities

The Fund may invest in non-U.S. securities, which investments could subject the Fund to complex provisions of the Code applicable to equity interests in passive foreign investment companies (each, a “PFIC”). A PFIC is an equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund invests in PFICs, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its Shareholders. The Fund would not be able to pass through to its Shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark-to-market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

Dividends received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment in Domestic Subsidiaries

The Fund contemplates investing up to 25% of its assets in one or more U.S. subsidiaries to enable it to indirectly make investments that would not generate qualifying income for a RIC. Any net income that such a subsidiary recognizes will be subject to federal and state corporate income tax, but the dividends that the subsidiary pays to the Fund (i.e., those gains, net of the tax paid and any other expenses of the subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Code. Although it is possible that multiple subsidiaries may be required to be aggregated for purposes of the 25% value limit described above, losses of one subsidiary will not offset income of another subsidiary.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws.

12

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[_________________], located at [______________________], has been selected as the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund.

ADMINISTRATOR

The Fund has contracted with UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services. As the Fund had not commenced operations as of the date of this SAI, the Administrator has not received any fees from the Fund.

CUSTODIAN

UMB, Bank n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Adviser, the Sub-Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

placement agent

[____________], (the “Placement Agent”) is the placement agent of Shares and is located at [____________]. The Placement Agent is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Placement Agency Agreement, the Placement Agent acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Placement Agent continually distributes Shares of the Fund on a best efforts basis. The Placement Agent has no obligation to sell any specific quantity of Shares. The Placement Agent and its officers have no role in determining the investment policies of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. A copy of the Sub-Adviser’s proxy policies and procedures is included as Appendix A to this SAI.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1 (888) 442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of [_], there were no shares of the Fund outstanding, and therefore were no record or beneficial owners of 5% of more of the Fund or any Share class.

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ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Memorandum and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

14

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

[TO BE PROVIDED]

A-1

PART C: OTHER INFORMATION

Privacore PCAAM Alternative Growth Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

 Not applicable.

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust is filed herewith.

(a)(2)	Certificate of Trust is filed herewith.

(b)	By-Laws to be filed by amendment.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Terms and Conditions of Dividend Reinvestment Plan to be filed by amendment.

(f)	Not applicable.

(g)(1)	Investment Management Agreement to be filed by amendment.

(g)(2)	Sub-Advisory Agreement to be filed by amendment.

(h) (1)	Placement Agency Agreement to be filed by amendment.

(h)(2)	Distribution and Service Plan to be filed by amendment.

(i)	Not applicable.

(j)	Custody Agreement to be filed by amendment.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

(k)(2)	Multiple Class Plan to be filed by amendment.

(k)(3)	Expense Limitation and Reimbursement Agreement to be filed by amendment.

(k)(4)	Joint Insured Bond Agreement to be filed by amendment.

(k)(5)	Joint Liability Insurance Agreement to be filed by amendment.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Privacore Capital Advisors, LLC to be filed by amendment.

(r)(3)	Code of Ethics of Partners Capital Investment Group, LLP to be filed by amendment.

(s)	Not applicable.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$[ ]
Legal fees	$[ ]
Printing fees	$[ ]
Blue Sky fees	$[ ]
Transfer Agent fees	$[ ]
Total	$[ ]

Item 28. Persons Controlled by or Under Common Control With Registrant

[To be added by amendment.]

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Class S	0
Class D	0
Class I	0

*	As of April 17, 2024.

Item 30. Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust state:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.
Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees, officers, and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.
Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.
Section 8.5

Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

In addition, the Fund’s various agreements with its service providers provide for indemnification.

Item 31. Business and Other Connections of Investment Adviser

[To be added by amendment.]

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Adviser, and/or (3) the Sub-Adviser. The address of each is as follows:

1.	UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

2.	Privacore Capital Advisors, LLC
1411 Broadway
New York, NY 10018

3.	Partners Capital Investment Group, LLP
600 Atlantic Avenue, 30th Floor
Boston MA 02210

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London in the United Kingdom on the 25th day of April, 2024.

Privacore PCAAM Alternative Growth Fund

By:	/s/ David Mehenny
Name:	David Mehenny
Title:	Trustee

Exhibit Index

(a)(1)	Agreement and Declaration of Trust
(a)(2)	Certificate of Trust